                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-11419
                                                               File No. 811-4997

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   __X__

         Pre-Effective Amendment No.                                      _____

         Post-Effective Amendment No. 28                                  __X__

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           __X__

         Amendment No. 28

                        (Check appropriate box or boxes)

                          DELAWARE GROUP EQUITY FUNDS V
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         One Commerce Square, Philadelphia, Pennsylvania       19103
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:     (800) 523-1918
                                                        --------------

    Richelle S. Maestro, Esquire, One Commerce Square, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                              March 30, 2001
                                                                  --------------

It is proposed that this filing will become effective:

              _____  immediately upon filing pursuant to paragraph (b)

              __X__  on March 30, 2001 pursuant to paragraph (b)


              _____  60 days after filing pursuant to paragraph (a)(1)

              _____  on (date) pursuant to paragraph (a)(1)

              _____  75 days after filing pursuant to paragraph (a)(2)

              _____  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
       [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 28 to Registration File No. 33-11419 includes the following:

     1.   Facing Page

     2.   Contents Page

     3.   Part A - Prospectuses

     4.   Part B - Statement of Additional Information

     5.   Part C - Other Information

     6.   Signatures

                                  DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia o London



                          Delaware Small Cap Value Fund

                           Class A * Class B * Class C



                                   Prospectus
                                 March 30, 2001

                             Growth of Capital Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                                       page
Delaware Small Cap Value Fund

How we manage the Fund                                             page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund


Who manages the Fund                                               page
Investment manager
Portfolio managers
Fund administration (Who's who)


About your account                                                 page
Investing in the Fund
       Choosing a share class
       How to reduce your sales charge
       How to buy shares
       Retirement plans
       How to redeem shares
       Account minimums
       Special services
Dividends, distributions and taxes

Certain management considerations                                  page

Financial highlights                                               page

Profile: Delaware Small Cap Value Fund
--------------------------------------


What is the Fund's goal?

Delaware Small Cap Value Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.


What are the Fund's main investment strategies?

We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the companies that the Fund invests in may involve greater risk due to their size, narrow product lines and limited financial resources.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.



An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied for the past ten calendar years as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]


Year-by-year total return (Class A)

--------------------------------------------------------------------------------
1991    1992    1993     1994     1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
50.97%  14.78%  18.82%   -6.98%   23.51%  22.12%  33.03%  -5.10%  -5.66%  17.07%
--------------------------------------------------------------------------------

During the ten years illustrated in this bar chart, Class A's highest quarterly return was 18.18% for the quarter ended September 30, 1991 and its lowest quarterly return was -16.00% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown below include the sales charge.

                                                                     Average annual returns for periods ending 12/31/00

-----------------------------------------------------------------------------------------------------------------------
CLASS               A                       B (if redeemed)*        C (if redeemed)*         Russell 2000 Value Index
                    (inception 6/24/87)     (inception 9/6/94)      (inception 11/29/95)
-----------------------------------------------------------------------------------------------------------------------
1 year                     10.32%                 11.22%                     15.23%                    22.83%
-----------------------------------------------------------------------------------------------------------------------
5 years                     9.92%                 10.18%                     10.46%                    12.60%
-----------------------------------------------------------------------------------------------------------------------
10 years or
Lifetime**                 14.27%                 10.82%                     11.00%                    17.68%
-----------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Russell 2000 Value Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

* If shares were not redeemed, the returns for Class B would be 16.22%, 10.45% and 10.82%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be 16.23%, 10.46% and 11.00%, respectively, for the one-year, five-year and lifetime periods.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Index returns are for 10 years. Russell 2000 Value Index returns for Class B and Class C lifetime periods were 13.14% and 13.06%, respectively.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.


--------------------------------------------------------------------------------
CLASS                                                 A           B          C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               5.75%       none       none
purchases as a percentage of offering price
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge             none(1)    5%(2)      1%(3)
(load) as a  percentage of original purchase
price or redemption price, whichever is lower
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               none        none       none
reinvested dividends
--------------------------------------------------------------------------------
Redemption fees                                      none        none       none
--------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets.

--------------------------------------------------------------------------------
Management fees                                      0.75%      0.75%      0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.30%      1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.63%      0.63%      0.63%
--------------------------------------------------------------------------------
Total operating expenses                             1.68%      2.38%      2.38%
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-------------------------------------------------------------------------------
CLASS(5)       A             B             B          C                 C
                                    (if redeemed)                 (if redeemed)
-------------------------------------------------------------------------------
1 year        $736         $241          $741        $241              $341
-------------------------------------------------------------------------------
3 years     $1,074         $742        $1,042        $742              $742
-------------------------------------------------------------------------------
5 years     $1,435       $1,270        $1,470      $1,270            $1,270
-------------------------------------------------------------------------------
10 years    $2,448       $2,542        $2,542      $2,716            $2,716
-------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(5) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund


Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately to reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Fund's net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion at time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value or cashflow.


Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------

Common stocks: Securities that represent shares of     Under normal market conditions we will hold at least 65% of the
ownership in a corporation. Stockholders participate   Fund's net assets in common stock of small companies that we
in the corporation's profits and losses,               believe are selling for less than their true value.  Generally, we
proportionate to the number of shares they own.        invest 90% to 100% of net assets in these stocks.
------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment
of securities, such as the Fund, and a seller of       for a Fund's cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the       agreements, the Fund must have collateral of at least 102% of the
securities back within a specified time at the same    repurchase price. Repurchase agreements with maturities of over seven
price the buyer paid for them, plus an amount equal    days will be considered illiquid.  The Fund will only enter into
to an agreed upon interest rate. Repurchase            repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.     government securities.
------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities including those that are
whose resale is restricted under securities law.       eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."
------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a     We may invest up to 10% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that the Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.


Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.


Portfolio turnover
We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a          We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain        appreciate over an extended time frame regardless of interim market fluctuations. We
market -- like the stock or bond market --     do not try to predict overall stock market movements and generally do not trade for
will decline in value because of factors       short-term purposes.
such as economic conditions, future
expectations or investor confidence.
------------------------------------------------------------------------------------------------------------------------------------

Industry and security risk is the risk that    We limit the amount of the Fund's assets invested in any one industry and in any
the value of securities in a particular        individual security. We also follow a rigorous selection process before choosing
industry or the value of an individual stock   securities and continuously monitor them while they remain in the portfolio.
or bond will decline because of changing
expectations for the performance of that
industry or for the individual company
issuing the stock.

------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices     The Fund maintains a well-diversified portfolio, selects stocks carefully and
of smaller companies may be more volatile      monitors them continuously. And, because we focus on stocks that are already selling
than larger companies because of limited       at relatively low prices, we believe we may experience less price volatility than
financial resources or dependence on narrow    small cap funds that do not use a value-oriented strategy.
product lines.
------------------------------------------------------------------------------------------------------------------------------------

Interest rate risk is the risk that            We analyze each company's financial situation and its cashflow to determine the
securities will decrease in value if           company's ability to finance future expansion and operations.  The potential affect
interest rates rise. The risk is generally     that rising interest rates might have on a stock is taken into consideration before
associated with bonds; however, because        the stock is purchased.
smaller companies often borrow money to
finance their operations, they may be
adversely affected by rising interest rates.

------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that         We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price that
the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.75% as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

Christopher S. Beck, Vice President/Senior Portfolio Manager, has had primary responsibility for making day-to-day investment decisions for the Fund since May 1997. Mr. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. When making investment decisions for the Fund, Mr. Beck regularly consults with Andrea Giles.

Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                Board of Trustees
Investment manager                                     Custodian
Delaware Management Company                            The Chase Manhattan Bank
One Commerce Square                 The Fund           4 Chase Metrotech Center
Philadelphia, PA 19103                                 Brooklyn, NY 11245

         Distributor                    Service agent
         Delaware Distributors, L.P.    Delaware Service Company, Inc.
         One Commerce Square            One Commerce Square
         Philadelphia, PA 19103         Philadelphia, PA 19103

         Financial Intermediary Distributor
         Lincoln Financial Distributors, Inc.
         350 Church Street
         Hartford, CT 06103

Portfolio managers
(see page __ for details)

                               Financial Advisers
                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. For funds (such as Delaware Small Cap Value
Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Financial advisers Financial advisers provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.


o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.


o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges


---------------------------------------------------------------------------------------------------------------------------
                                            Sales charge as % of       Sales charge as % of      Dealer's commission as %
           Amount of purchase                  offering price            amount invested            of offering price
---------------------------------------------------------------------------------------------------------------------------
  Less than $50,000                                 5.75%                      6.10%                       5.00%
---------------------------------------------------------------------------------------------------------------------------
  $50,000 but under $100,000                        4.75%                      4.99%                       4.00%
---------------------------------------------------------------------------------------------------------------------------
  $100,000 but under $250,000                       3.75%                      3.90%                       3.00%
---------------------------------------------------------------------------------------------------------------------------
  $250,000 but under $500,000                       2.50%                      2.56%                       2.00%
---------------------------------------------------------------------------------------------------------------------------
  $500,000 but under $1 million                     2.00%                      2.04%                       1.60%
---------------------------------------------------------------------------------------------------------------------------


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.


---------------------------------------------------------------------------------------------------------------------------
                                             Sales charge as %         Sales charge as % of       Dealer's commission as
           Amount of purchase                of offering price           amount invested            %of offering price
---------------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million                         none                       none                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Next $20 million up to $25 million                  none                       none                       0.50%
---------------------------------------------------------------------------------------------------------------------------
Amount over $25 million                             none                       none                       0.25%
---------------------------------------------------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.


o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.


o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.


o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.


o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


Each share class of the Fund offered in this Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

-----------------------------------------------------------------------------------------------------------------------------------
           Program             How it works                                                    Share class
                                                                              A                  B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent               Through a Letter of Intent you                 X        Although the Letter of Intent and Rights
                               agree to invest a certain amount in                     of Accumulation do not apply to the
                               Delaware Investments Funds (except                      purchase of Class B and Class C shares,
                               money market funds with no sales                        you can combine your purchase of Class A
                               charge) over a 13-month period to                       shares with your purchase of Class B and
                               qualify for reduced front-end sales                     Class C shares to fulfill your Letter of
                               charges.                                                Intent or qualify for Rights of
                                                                                       Accumulation.
-----------------------------------------------------------------------------------------------------------------------------------
Rights of Accumulation         You can combine your holdings or              X
                               purchases of all funds in the
                               Delaware Investments family (except
                               money market funds with no sales
                               charge) as well as the holdings and
                               purchases of your spouse and
                               children under 21 to qualify for
                               reduced front-end sales charges.
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of Redeemed       Up to 12 months after you redeem        For Class       For Class B, your            Not
Shares                         shares, you can reinvest the            A, you will     account will be credited     available.
                               proceeds without paying a sales         not have to     with the contingent
                               charge as noted to the right.           pay an          deferred sales charge
                                                                       additional      you previously paid on
                                                                       front-end       the amount you are
                                                                       sales           reinvesting. Your
                                                                       charge.         schedule for contingent
                                                                                       deferred sales charges
                                                                                       and conversion to Class
                                                                                       A will not start over
                                                                                       again; it will pick up
                                                                                       from the point at which
                                                                                       you redeemed your shares.
-----------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,           These investment plans may qualify            X         There is no reduction in sales charges for
SARSEP, Prototype Profit       for reduced sales charges by                            Class B or Class C shares for group
Sharing, Pension, 401(k),      combining the purchases of all                          purchases by retirement plans.
SIMPLE 401(k), 403(b)(7),      members of the group. Members of
and 457 Retirement Plans       these groups may also qualify to
                               purchase shares without a front-end
                               sales charge and may qualify for a
                               waiver of any contingent deferred
                               sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days are priced at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
The Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

Financial highlights
--------------------

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

----------------------------------------------------------- ------------------------------------------------------------------------
                                                                                Class A Shares
                                                                               Year Ended 11/30
                                                            ------------- ----------- -------------- --------------- ---------------
DELAWARE SMALL CAP VAUE FUND                                    2000         1999         1998             1997            1996
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Net asset value, beginning of period                          $24.680      $25.480      $29.790          $25.780         $22.760
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Income (loss) from investment operations:
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Net investment income (loss)(1)                                 0.091        0.098        0.215            0.131           0.122
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Net realized and unrealized gain (loss) on investments
and foreign currencies                                          1.594       (0.735)      (2.285)           7.914           4.028
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Total from investment operations                                1.685       (0.637)      (2.070)           8.045           4.150
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------

Less dividends and distributions:
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Dividends from net investment income                           (0.080)      (0.163)      (0.140)          (0.135)         (0.240)
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Distributions from net realized gain on investments            (0.305)       -----       (2.100)          (3.900)         (0.890)
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Total dividends and distributions                              (0.385)      (0.163)      (2.240)          (4.035)         (1.130)
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------

Net asset value, end of period                                $25.980      $24.680      $25.480          $29.790         $25.780
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------

----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Total return(2)                                                  7.04%       (2.51%)      (7.47%)          36.38%          19.08%
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------

Ratios and supplemental data:
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Net assets, end of period (000 omitted)                      $151,044     $209,886     $271,192         $268,266        $192,297
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Ratio of expenses to average net assets                          1.68%        1.60%        1.39%            1.39%           1.45%
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Ratio of net investment income (loss) to average
net assets                                                       0.37%        0.38%        0.81%            0.51%           0.51%
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------
Portfolio turnover                                                 56%          37%          38%              53%             87%
----------------------------------------------------------- ------------- ----------- -------------- --------------- ---------------


-------------------------------------------------- ---------------------------------------------------------------
                                                                                  Class B Shares
                                                                                 Year Ended 11/30
                                                   ------------ ----------- ------------ ------------ ------------
DELAWARE SMALL CAP VALUE FUND                           2000        1999         1998         1997         1996
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Net asset value, beginning of period                   $24.340     $25.140      $29.460      $25.570      $22.590
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------

-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Income (loss) from investment operations:
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Net investment income (loss)(1)                         (0.079)     (0.081)        0.052      (0.042)      (0.041)
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Net realized and unrealized gain (loss) on
investments                                              1.564     (0.719)      (2.272)        7.832        4.006
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Total from investment operations                         1.485     (0.800)      (2.220)        7.790        3.965
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------

-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Less dividends and distributions:
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Dividends from net investment income                     -----       -----        -----        -----      (0.095)
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Distributions from net realized gain on                (0.305)       -----      (2.100)      (3.900)      (0.890)
investments
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Total dividends and distributions                      (0.305)       -----      (2.100)      (3.900)      (0.985)
                                                       -------       -----      -------      -------      -------
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------

-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Net asset value, end of period                         $25.520     $24.340      $25.140      $29.460      $25.570
                                                       =======     =======      =======      =======      =======
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------

-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Total return(2)                                           6.27%     (3.18%)      (8.08%)       35.36%       18.26%
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------

-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Ratios and supplemental data:
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Net assets, end of period (000 omitted)                $58,156     $76,894      $83,899      $39,733      $12,730
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Ratio of expenses to average net assets                  2.38%       2.30%        2.09%        2.09%        2.15%
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Ratio of net investment income (loss) to average       (0.33%)     (0.32%)        0.11%      (0.19%)      (0.19%)
net assets
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------
Portfolio turnover                                         56%         37%          38%          53%          87%
-------------------------------------------------- ------------ ----------- ------------ ------------ ------------

                                [RESTUBBED TABLE]



-------------------------------------------------- ---------------------------------------------------------------
                                                                                  Class C Shares
                                                                                 Year Ended 11/30
                                                   ------------ ------------ ------------ ----------- ------------
DELAWARE SMALL CAP VALUE FUND                          2000         1999         1998        1997         1996
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Net asset value, beginning of period                   $24.320      $25.120      $29.440     $25.550      $22.760
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------

-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Income (loss) from investment operations:
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Net investment income (loss)(1)                         (0.079)      (0.081)        0.036     (0.033)      (0.043)
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Net realized and unrealized gain (loss) on
investments                                              1.574      (0.719)      (2.256)       7.823        4.003
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Total from investment operations                         1.495      (0.800)      (2.220)       7.790        3.960
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------

-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Less dividends and distributions:
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Dividends from net investment income                     -----        -----        -----       -----      (0.280)
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Distributions from net realized gain on                (0.305)        -----      (2.100)     (3.900)      (0.890)
investments
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Total dividends and distributions                      (0.305)        -----      (2.100)     (3.900)      (1.170)
                                                       -------        -----      -------     -------      -------
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------

-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Net asset value, end of period                         $25.510      $24.320      $25.120     $29.440      $25.550
                                                       =======      =======      =======     =======      =======
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------

-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Total return(2)                                           6.27%      (3.19%)      (8.08%)      35.40%       18.23%
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------

-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Ratios and supplemental data:
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Net assets, end of period (000 omitted)                $20,822      $25,818      $31,041     $12,547       $3,360
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Ratio of expenses to average net assets                  2.38%        2.30%        2.09%       2.09%        2.15%
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Ratio of net investment income (loss) to average       (0.33%)      (0.32%)        0.11%     (0.19%)      (0.19%)
net assets
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------
Portfolio turnover                                         56%          37%          38%         53%          87%
-------------------------------------------------- ------------ ------------ ------------ ----------- ------------

(1) Per share information for the years ended November 30, 1996, 1997, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary


How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


Russell 2000 Value Index
Russell 2000 Value Index measures the performance of Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Small Cap Value Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o .For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

Delaware Small Cap Value Fund Symbols
                            CUSIP              NASDAQ
Class A                   246097109            DEVLX
Class B                   246097307            DEVBX
Class C                   246097406            DEVCX


                                    DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-021 [--] BUR 3/01

                                  DELAWARE(SM)
                                  INVESTMENTS
                                  -----------
                             Philadelphia * London


                         Delaware Small Cap Value Fund


                              Institutional Class



                                   Prospectus
                                 March 30, 2001

                             Growth of Capital Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents
 ............................................................
Fund profile                                            page
Delaware Small Cap Value Fund
 ............................................................
How we manage the Fund                                  page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
 ............................................................
Who manages the Fund                                    page
Investment manager
Portfolio managers
Fund administration (Who's who)
 ............................................................
About your account                                      page
Investing in the Fund
         How to buy shares
         How to redeem shares
         Account minimum
         Exchanges
Dividends, distributions and taxes
 ............................................................
Certain management considerations                       page
 ............................................................
Financial highlights                                    page

Profile: Delaware Small Cap Value Fund
--------------------------------------

What is the Fund's goal?
Delaware Small Cap Value Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the companies that the Fund invests in may involve greater risk due to their size, narrow product lines and limited financial resources.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Value Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for one-year, five-year and ten-year periods. The Fund's Institutional Class commenced operations on November 9, 1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of the Fund's A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance does not necessarily indicate how it will perform in the future.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(INSTITUTIONAL CLASS)]

Year-by-year total return (Institutional Class)

------------- ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
1991          1992        1993         1994        1995         1996        1997         1998        1999         2000
------------- ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
50.97%        14.85%      19.18%       -6.70%      23.84%       22.49%      33.48%       -4.82%      -5.36%       17.36%
------------- ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------

During the ten years illustrated in this bar chart, the Institutional Class' highest return was 18.18% for the quarter ended September 30, 1991 and its lowest return was -15.92% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/00

----------------- ------------------------ ------------------------------
                  Institutional Class      Russell 2000 Value Index
----------------- ------------------------ ------------------------------
1 year                             17.36%                         22.83%
----------------- ------------------------ ------------------------------
5 years                            11.57%                         12.60%
----------------- ------------------------ ------------------------------
10 years                           15.23%                         17.68%
----------------- ------------------------ ------------------------------

The Fund's returns are compared to the performance of the Russell 2000 Value Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware Small Cap Value Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases as a   none
percentage of offering price
------------------------------------------------------- ----------
Maximum contingent deferred sales charge (load) as a    none
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------- ----------
Maximum sales charge (load) imposed on reinvested       none
dividends
------------------------------------------------------- ----------
Redemption fees                                         none
------------------------------------------------------- ----------
Exchange fees(1)                                        none
------------------------------------------------------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------- -----------
Management fees                                         0.75%
------------------------------------------------------- -----------
Distribution and service (12b-1) fees                   none
------------------------------------------------------- -----------
Other expenses                                          0.63%
------------------------------------------------------- -----------
Total operating expenses                                1.38%
------------------------------------------------------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- ------------
 1 year                 $141
 --------------- ------------
 3 years                $437
 --------------- ------------
 5 years                $755
 --------------- ------------
 10 years             $1,657
 --------------- ------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately to reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Fund's net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion at time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of     Under normal market conditions we will hold at least 65% of the
ownership in a corporation. Stockholders participate   Fund's net assets in common stock of small companies that we
in the corporation's profits and losses,               believe are selling for less than their true value.  Generally, we
proportionate to the number of shares they own.        invest 90% to 100% of net assets in these stocks.
------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment
of securities, such as the Fund, and a seller of       for a Fund's cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the       agreements, the Fund must have collateral of at least 102% of the
securities back within a specified time at the same    repurchase price. Repurchase agreements with maturities of over seven
price the buyer paid for them, plus an amount equal    days will be considered illiquid.  The Fund will only enter into
to an agreed upon interest rate. Repurchase            repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.     government securities.
------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities including those that are
whose resale is restricted under securities law.       eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."
------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a     We may invest up to 10% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that the Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction cost and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                  How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a          We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain        appreciate over an extended time frame regardless of interim market fluctuations. We
market -- like the stock or bond market --     do not try to predict overall stock market movements and generally do not trade for
will decline in value because of factors       short-term purposes.
such as economic conditions, future
expectations or investor confidence.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that    We limit the amount of the Fund's assets invested in any one industry and in any
the value of securities in a particular        individual security. We also follow a rigorous selection process before choosing
industry or the value of an individual stock   securities and continuously monitor them while they remain in the portfolio.
or bond will decline because of changing
expectations for the performance of that
industry or for the individual company
issuing the stock.
-----------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices     The Fund maintains a well-diversified portfolio, selects stocks carefully and
of smaller companies may be more volatile      monitors them continuously. And, because we focus on stocks that are already selling
than larger companies because of limited       at relatively low prices, we believe we may experience less price volatility than
financial resources or dependence on narrow    small cap funds that do not use a value-oriented strategy.
product lines.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that            We analyze each company's financial situation and its cashflow to determine the
securities will decrease in value if           company's ability to finance future expansion and operations.  The potential affect
interest rates rise. The risk is generally     that rising interest rates might have on a stock is taken into consideration before
associated with bonds; however, because        the stock is purchased.
smaller companies often borrow money to
finance their operations, they may be
adversely affected by rising interest rates.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that         We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price that
the Fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.75% as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

Christopher S. Beck, Vice President/Senior Portfolio Manager, has had primary responsibility for making day-to-day investment decisions for the Fund since May 1997. Mr. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. When making investment decisions for the Fund, Mr. Beck regularly consults with Andrea Giles.

Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                            -----------------
                                            Board of Trustees
                                            -----------------
---------------------------                         |                            -----------------------
    Investment manager                      -----------------                          Custodian
Delaware Management Company  -------------      The Fund     ------------------  The Chase Manhattan Bank
    One Commerce Square                     -----------------                    4 Chase Metrotech Center
  Philadelphia, PA 19103                    |               |                       Brooklyn, NY 11245
--------------------------  --------------------------      |                    -----------------------
                   |             Distributor                |
                   |        Delaware Distributors, L.P.     -----------------------------
-------------------------     One Commerce Square                  Service agent
   Portfolio managers        Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page __ for details)   ---------------------------                One Commerce Square
-------------------------              |                       Philadelphia, PA 19103
                                       |                    ------------------------------
                         ----------------------------------        |
                         Financial Intermediary Distributor        |
                         Lincoln Financial Distributors, Inc.      |
                                 350 Church Street                 |
                                 Hartford, CT 06103                |
                         -----------------------------------       |
                                                                ------------
                                                                Shareholders
                                                                ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. For funds (such as Delaware Small Cap Value
Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
The Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------- ------------------------------------------------------------
Delaware Small Cap Value Fund                                                            Institutional Class
                                                                                          Year Ended 11/30
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                          2000          1999        1998         1997       1996
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Net asset value, beginning of period                                   $24.830       $25.640     $29.950      $25.910    $22.860
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Income (loss) from investment operations:
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Net investment income(1)                                                 0.165         0.174       0.160        0.209      0.193
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Net realized and net unrealized gain (loss) on investments and
foreign currencies                                                       1.600       (0.741)     (2.150)        7.936      4.047
                                                                         -----       -------     -------        -----      -----
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Total from investment operations                                         1.765       (0.567)     (1.990)        8.145      4.240
                                                                         -----       -------     -------        -----      -----
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Less dividends and distributions:
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Dividends from net investment income                                   (0.160)       (0.243)     (0.220)      (0.205)    (0.300)
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Distributions from realized gain on investments                        (0.305)         -----     (2.100)      (3.900)    (0.890)
                                                                       -------         -----     -------      -------    -------
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Total dividends and distributions                                      (0.465)       (0.243)     (2.320)      (4.105)    (1.190)
                                                                       -------       -------     -------      -------    -------
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Net asset value, end of period                                         $26.130       $24.830     $25.640      $29.950    $25.910
                                                                       =======       =======     =======      =======    =======
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Total return(2)                                                          7.35%       (2.23%)     (7.16%)       36.73%     19.45%
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Ratios and supplemental data:
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Net assets, end of period (000 omitted)                                $10,992       $10,936    $113,930      $14,878    $16,373
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Ratio of expenses to average net assets                                  1.38%         1.30%       1.09%        1.09%      1.15%
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Ratio of net investment income to average net assets                     0.67%         0.68%       1.11%        0.81%      0.81%
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------
Portfolio turnover                                                         56%           37%         38%          53%        87%
-------------------------------------------------------------------- ---------- ------------- ----------- ------------ ----------

(1) Per share for the years ended November 30, 1996, 1997, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a sportfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


Russell 2000 Value Index
Russell 2000 Value Index measures the performance of Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Small Cap Value Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

Delaware Small Cap Value Fund Symbol

                            CUSIP                     NASDAQ
Institutional Class         246097208                 DEVIX




                                   DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-046 [--] BUR 3/01

                                  DELAWARE(SM)
                                  INVESTMENTS
                                  -----------
                              Philadelphia * London



                       Delaware Small Cap Contrarian Fund



                           Class A * Class B * Class C



                                   Prospectus

                                 March 30, 2001


                             Growth of Capital Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                         page
Delaware Small Cap Contrarian Fund

How we manage the Fund page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                 page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                   page
Investing in the Fund
      Choosing a share class
      How to reduce your sales charge
      How to buy shares
      Retirement plans
      How to redeem shares
      Account minimums
      Special services
      Exchanges
Dividends, distributions and taxes

Financial highlights                                 page

Glossary                                             page

Profile: Delaware Small Cap Contrarian Fund

What is the Fund's goal?
Delaware Small Cap Contrarian Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. The companies that the Fund invests in may involve greater risk due to their size, narrow product lines and limited financial resources. In addition, the Fund may have large investments in particular industries at any given time (although never more than 25% of its assets at the time of purchase), a strategy that may increase volatility.

For a more complete discussion of risk, please see "The risks of the investing in the Fund" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund
o  Investors with short-term financial goals.
o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past calendar year as well as the average annual returns of these shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps and would be lower without the caps.

Year-by-year total return (Class A)

          8.24%      14.04%
         ------      ------
          1999        2000

During the period illustrated in this bar chart, the Class A's highest quarterly return was 20.69% for the quarter ended June 30, 1999 and its lowest quarterly return was -10.51% for the quarter ended September 30, 1999.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                              Average annual returns for periods ending 12/31/00

Class                                 A
                    (Inception 12/29/98)    Russell 2000 Index

1 year                     7.47%                  -3.02%
Lifetime                  10.07%                   8.44%

The Fund's returns are compared to the performance of the Russell 2000 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------
CLASS                                               A          B         C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price         5.75%      none      none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                none(1)    5%(2)     1%(3)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                none       none      none
--------------------------------------------------------------------------------
Redemption fees                                     none       none      none
--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.


--------------------------------------------------------------------------------
Management fees                                     0.75%      0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(4)            0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                      0.19%      0.19%     0.19%
--------------------------------------------------------------------------------
Total operating expenses(5)                         1.24%      1.94%     1.94%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
 CLASS(7)         A           B              B             C                 C
                                 (if redeemed)                   (if redeemed)
--------------------------------------------------------------------------------
 1 year        $694        $197          $697           $197             $297
--------------------------------------------------------------------------------
 3 years       $946        $609          $909           $609             $609
--------------------------------------------------------------------------------
 5 years     $1,217      $1,047        $1,247         $1,047           $1,047
--------------------------------------------------------------------------------
 10 years    $1,989      $2,083        $2,083         $2,264           $2,264
--------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The distributor has agreed to waive these 12b-1 fees through November 30, 2001.
(5) The investment manager has agreed to waive fees and pay expenses through November 30, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager and by the distributor noted in footnote 4. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's and distributor's current fee waivers and payments.

--------------------------------------------------------------------------------
           Fund operating expenses including voluntary expense caps in effect until November 30, 2001
--------------------------------------------------------------------------------
CLASS                                     A               B              C
--------------------------------------------------------------------------------
Management fees                          0.56%          0.56%          0.56%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees    None           None           none
--------------------------------------------------------------------------------
Other expenses                           0.19%          0.19%          0.19%
--------------------------------------------------------------------------------
Total operating expenses                 0.75%          0.75%          0.75%
--------------------------------------------------------------------------------

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense caps and waivers described in footnotes 4 and 5.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Fund's net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low when compared with a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will use a selection model, which we developed ourselves, to help identify companies that meet our investment guidelines. Our initial search will focus on several key characteristics including price-to-sales ratio, price-to-cash flow ratio and price-to-earnings ratio.

We will then carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware Small Cap Contrarian Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in      Under normal market conditions we will hold at least
a corporation. Stockholders participate in the corporation's         65% of the Fund's net assets in common stock of small
profits and losses, proportionate to the number of shares they       companies that we believe are selling for less than
own.                                                                 their true value.  Generally, we invest 90% to 100% of
                                                                     net assets in these stocks.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Securities of foreign           The Fund may hold an unlimited amount of ADRs that are
entities issued through a U.S. bank representing the bank's          actively traded in the U.S. when we believe they offer
holdings of a stated number of shares of a foreign corporation.      greater value and greater appreciation potential than
An ADR entitles the holder to all dividends and capital gains        U.S. securities.
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements: An agreement between a buyer of               Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in          investment for a Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a          into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them, plus       collateral of at least 102% of the repurchase price.
an amount equal to an agreed upon interest rate. Repurchase          Repurchase agreements with maturities of over seven days
agreements are often viewed as equivalent to cash.                   will be considered illiquid.  The Fund will only enter
                                                                     into repurchase agreements in which the collateral is
                                                                     comprised of U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose resale      We may invest in privately placed securities including
is restricted under securities law.                                  those that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as Rule 144A Securities. Restricted
                                                                     securities that are determined to be illiquid may not
                                                                     exceed the Fund's 15% limit on illiquid securities which
                                                                     is described below.

------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market,     We may invest up to 15% of net assets in illiquid
and cannot be easily sold within seven days at approximately the     securities.
price that the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Options represent a right to buy or sell a security at an agreed     The Fund may write call options and purchase put options
upon price at a future date. The purchaser of an option may or       on a covered basis only, and will not engage in option
may not choose to go through with the transaction. Certain           writing strategies for speculative purposes.
options may be considered to be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Small Cap Contrarian Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority      We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market -- like       appreciate over an extended time frame regardless of interim market
the stock or bond market -- will decline in         fluctuations. We do not try to predict overall stock market movements and
value because of factors such as economic           generally do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                         We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the     We follow a rigorous selection process before choosing securities and
value of securities in a particular industry or     continuously monitor them while they remain in the portfolio.
the value of an individual stock or bond will
decline because of changing expectations for        The Fund is a diversified portfolio with investments in companies representing
the performance of that industry or for the         many different industries. We do not make additional investments in a stock if
individual company issuing the stock.               that stock represents 5% of net assets, nor in an industry if that industry represents 25% of net assets.  However, it is likely that our holdings will be more concentrated in certain industries if the industry as a whole has strong value characteristics. This could increase volatility.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of       The Fund maintains a well-diversified portfolio, selects stocks carefully and
smaller companies may be more volatile than         monitors them continuously. And, because we focus on stocks that are already
larger companies because of limited financial       selling at relatively low prices, we believe we may experience less price
resources or dependence on narrow product lines.    volatility than small cap funds that do not use a value-oriented strategy.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities      We analyze each company's financial situation and its cashflow to determine the
will decrease in value if interest rates rise.      company's ability to finance future expansion and operations.  The potential
The risk is generally associated with bonds;        affect that rising interest rates might have on a stock is taken into
however, because smaller companies often borrow     consideration before the stock is purchased.
money to finance their operations, they may be
adversely affected by rising interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign               We typically invest only a small portion of the Fund's portfolio in foreign
securities may be adversely affected by             securities.  When we do purchase foreign securities, they are often denominated
political instability, changes in currency          in U.S. dollars. To the extent we invest in foreign securities, we invest
exchange rates, foreign economic conditions or      primarily in issuers of developed countries, which are less likely to encounter
inadequate regulatory and accounting standards.     these foreign risks than issuers in developing countries.  The Fund may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that              We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that the Fund
values them.

------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager will be paid the following fee as a percentage of average daily net assets:

                   0.75% on the first $500 million;
                   0.70% on the next $500 million;
                   0.65% on the next $1,500 million; and

                   0.60% on net assets in excess of $2,500 million.

Portfolio managers

Christopher S. Beck, Vice President/Senior Portfolio Manager, has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

Andrea Giles, Vice President/Portfolio Manager, has had primary responsibility for making day-to-day investment decisions for the Fund since January 2000. She holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank. When making investment decisions for the Fund, Ms. Giles consults with Christopher S. Beck.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                     Board of Trustees

Investment manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                    The Fund                             Brooklyn, NY 11245

                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                     Financial advisers
                                                        Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Small Cap Contrarian Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A sales charges


------------------------------------------------------------------------------------------------------------------------------------
       Amount of purchase                   Sales charge              Sales charge as % of amount       Dealer's commission as %
                                                as %                           invested                     of offering price
                                          of offering price
------------------------------------------------------------------------------------------------------------------------------------
         Less than $50,000                      5.75%                             6.10%                           5.00%
------------------------------------------------------------------------------------------------------------------------------------
         $50,000 but under
              $100,000                          4.75%                             4.99%                           4.00%
------------------------------------------------------------------------------------------------------------------------------------
        $100,000 but under
             $250,000                           3.75%                             3.90%                           3.00%
------------------------------------------------------------------------------------------------------------------------------------
        $250,000 but under
             $500,000                           2.50%                             2.56%                           2.00%
------------------------------------------------------------------------------------------------------------------------------------
        $500,000 but under
           $1 million                           2.00%                             2.04%                           1.60%
------------------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1%
if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
------------------------------------------------------------------------------------------------------------------------------------
       Amount of purchase                 Sales charge as %               Sales charge as %             Dealer's commission as %
                                          of offering price               of amount invested               of offering price
------------------------------------------------------------------------------------------------------------------------------------

        $1 million up to
           $5 million                           none                             none                            1.00%
------------------------------------------------------------------------------------------------------------------------------------
     Next $20 million up to
           $25 million                          none                             none                            0.50%
------------------------------------------------------------------------------------------------------------------------------------

     Amount over $25 million                    none                             none                            0.25%
------------------------------------------------------------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, absent 12b-1 fee waivers, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%, which is currently being waived. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
         Program            How it works                                                          Share class
                                                                                 A                    B                 C
------------------------------------------------------------------------------------------------------------------------------------
 Letter of Intent           Through a Letter of Intent you agree to              X          Although the Letter of Intent and
                            invest a certain amount in Delaware                             Rights of Accumulation do not apply
                            Investments Funds (except money market                          to the purchase of Class B and Class
                            funds with no sales charge) over a                              C shares, you can combine your
                            13-month period to qualify for reduced                          purchase of Class A shares with your
                            front-end sales charges.                                        purchase of Class B and Class C
                                                                                            shares to fulfill your Letter of
                                                                                            Intent or qualify for Rights of
                                                                                            Accumulation.
-------------------------------------------------------------------------------------------
 Rights of Accumulation     You can combine your holdings or                     X
                            purchases of all funds in the Delaware
                            Investments family (except money market
                            funds with no sales charge) as well as
                            the holdings and purchases of your
                            spouse and children under 21 to qualify
                            for reduced front-end sales charges.
------------------------------------------------------------------------------------------------------------------------------------
 Reinvestment of            Up to 12 months after you redeem shares,     For Class A,       For Class B, your          Not
 Redeemed Shares            you can reinvest the proceeds without        you will not       account will be            available
                            paying a sales charge as noted to the        have to pay an     credited with the
                            right.                                       additional         contingent
                                                                         front-end          deferred sales
                                                                         sales charge.      charge you
                                                                                            previously paid
                                                                                            on the amount
                                                                                            you are
                                                                                            reinvesting.
                                                                                            Your schedule
                                                                                            for contingent
                                                                                            deferred sales
                                                                                            charges and
                                                                                            conversion to
                                                                                            Class A will
                                                                                            not start over
                                                                                            again; it will
                                                                                            pick up from
                                                                                            the point at
                                                                                            which you
                                                                                            redeemed your
                                                                                            shares.
------------------------------------------------------------------------------------------------------------------------------------
 SIMPLE IRA, SEP IRA,      These investment plans may qualify for                X          There is no reduction in sales
 SARSEP, Prototype         reduced sales charges by combining the                           charges for Class B or Class C shares
 Profit Sharing,           purchases of all members of the group.                           for group purchases by retirement
 Pension, 401(k),          Members of these groups may also qualify                         plans.
 SIMPLE 401(k),            to purchase shares without a front-end
 403(b)(7), and 457        sales charge and may qualify for a
 Retirement Plans          waiver of any contingent deferred sales
                           charges.
------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 890403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------
Delaware Small Cap Contrarian Fund                                                    Class A shares(1)
---------------------------------------------------------------------------------------------- -------------
                                                                                                     Period
                                                                                         Year    12/29/98(2)
                                                                                        Ended       through
                                                                                     11/30/00      11/30/99
---------------------------------------------------------------------------------------------- -------------
Net asset value, beginning of period                                                   $8.930        $8.500
---------------------------------------------------------------------------------------------- -------------
---------------------------------------------------------------------------------------------- -------------
Income from investment operations:
---------------------------------------------------------------------------------------------- -------------
Net investment income(3)                                                                0.159         0.104
---------------------------------------------------------------------------------------------- -------------
Net realized and unrealized gain on investments                                         0.720         0.326
                                                                                        -----         -----
---------------------------------------------------------------------------------------------- -------------
Total from investment operations                                                        0.879         0.430
                                                                                        -----         -----
---------------------------------------------------------------------------------------------- -------------

---------------------------------------------------------------------------------------------- -------------
Less dividends and distributions:
---------------------------------------------------------------------------------------------- -------------
Dividends from net investment income                                                  (0.135)          ----
---------------------------------------------------------------------------------------------- -------------
Distributions from net realized gain on investments                                   (0.584)          ----
                                                                                      -------          ----
---------------------------------------------------------------------------------------------- -------------
Total dividends and distributions                                                     (0.719)          ----
                                                                                      -------          ----
---------------------------------------------------------------------------------------------- -------------

---------------------------------------------------------------------------------------------- -------------
Net asset value, end of period                                                         $9.090        $8.930
                                                                                       ======        ======
---------------------------------------------------------------------------------------------- -------------
---------------------------------------------------------------------------------------------- -------------
Total return(4)                                                                        10.56%         5.06%
---------------------------------------------------------------------------------------------- -------------
---------------------------------------------------------------------------------------------- -------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------- -------------
Net assets, end of period (000 omitted)                                                $-----        $-----
---------------------------------------------------------------------------------------------- -------------
Ratio of expenses to average net assets                                                 0.75%         0.80%
---------------------------------------------------------------------------------------------- -------------
Ratio of expenses to average net assets prior to expense limitation and expenses
paid indirectly                                                                         1.24%         2.14%
---------------------------------------------------------------------------------------------- -------------
Ratio of net investment income to average net assets                                    1.81%         1.27%
---------------------------------------------------------------------------------------------- -------------
Ratio of net investment income (loss) to average net assets prior to expense
limitation expenses paid indirectly                                                     1.32%       (0.12%)
---------------------------------------------------------------------------------------------- -------------
Portfolio turnover                                                                       125%           63%
---------------------------------------------------------------------------------------------- -------------

(1) Shares of the Delaware Small Cap Contrarian Fund A Class were initially offered on December 29, 1998. On March 16, 1999, the A Class sold shares which were subsequently repurchased on March 23, 1999, leaving a balance of 1 share as of November 30, 2000, which is the initial seed purchase.
(2) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect an impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average daily net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Index
Russell 2000 Index, an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Small Cap Contrarian Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

   o For fund information, literature, price, yield and performance figures.

   o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800.362.FUND (800.362.3863)

   o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

--------------------------------------------------------------------------
Delaware Small Cap Contrarian Fund Symbol                      CUSIP
--------------------------------------------------------------------------
Class A                                                      24610B883
--------------------------------------------------------------------------


                                  DELAWARE(SM)
                                  INVESTMENTS
                                  ------------
                              Philadelphia * London


P-480 [--] BUR 3/01

                                   DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                       Delaware Small Cap Contrarian Fund

                               Institutional Class




                                   Prospectus
                                 March 30, 2001


                             Growth of Capital Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                                  page
Delaware Small Cap Contrarian Fund

How we manage the Fund                                        page
 Our investment strategies
 The securities we typically invest in
 The risks of investing in the Fund

Who manages the Fund                                          page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                            page
Investing in the Fund
     How to buy shares
     How to redeem shares
     Account minimum
     Exchanges
Dividends, distributions and taxes

Financial highlights                                          page

Glossary                                                      page

Profile: Delaware Small Cap Contrarian Fund

What is the Fund's goal?
Delaware Small Cap Contrarian Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. The companies that the Fund invests in may involve greater risk due to their size, narrow product lines and limited financial resources. In addition, the Fund may have large investments in particular industries at any given time (although never more than 25% of its assets at the time of purchase), a strategy that may increase volatility.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class shares have varied over the past two calendar years as well as the average annual return of these shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps and would be lower without the caps.

Year-by-year total return (Institutional Class)

                   8.24%               14.04%
                   -----               ------
                   1999                2000


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 20.69% for the quarter ended June 30, 1999 and its lowest quarterly return was -10.51% for the quarter ended September 30, 1999.

                              Average annual returns for periods ending 12/31/00

                Institutional Class
                (Inception 12/29/98)      Russell 2000 Index

1 year                  14.04%                  -3.02%
Lifetime                13.37%                   8.44%

The Fund's returns are compared to the performance of the Russell 2000 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases as a   none
percentage of offering price
------------------------------------------------------- ----------
Maximum contingent deferred sales charge (load)         none
as a percentage of original purchase price or
redemption price, whichever is lower                    none
------------------------------------------------------- ----------
Maximum sales charge (load) imposed on
reinvested dividends                                    none
------------------------------------------------------- ----------
Redemption fees                                         none
------------------------------------------------------- ----------
Exchange fees(1)                                        none
------------------------------------------------------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------- -----------
Management fees                                         0.75%
------------------------------------------------------- -----------
Distribution and service (12b-1) fees                   none
------------------------------------------------------- -----------
Other expenses                                          0.19%
------------------------------------------------------- -----------
Total operating expenses(2)                             0.94%
------------------------------------------------------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------- ------------
1 year                   $96
---------------- ------------
3 years                 $300
---------------- ------------
5 years                 $520
---------------- ------------
10 years              $1,155
---------------- ------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to waive fees and pay expenses through November 30, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

     ---------------------------------------------------------------------------
            Fund operating expenses including voluntary expense caps
                        in effect until November 30, 2001

     CLASS                                                   Institutional Class
     -------------------------------------------------- ------------------------
     Management fees                                                0.56%
     -------------------------------------------------- ------------------------
     Distribution and service (12b-1) fees                          none
     -------------------------------------------------- ------------------------
     Other expenses                                                 0.19%
     -------------------------------------------------- ------------------------
     Total operating expenses                                       0.75%
     -------------------------------------------------- ------------------------

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote 2.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Fund's net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low when compared with a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will use a selection model, which we developed ourselves, to help identify companies that meet our investment guidelines. Our initial search will focus on several key characteristics including price-to-sales ratio, price-to-cash flow ratio and price-to-earnings ratio.

We will then carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------ -----------------------------------------------------------
                                                                                        How we use them
                           Securities                              -----------------------------------------------------------
                                                                           Delaware Small Cap Contrarian Fund
------------------------------------------------------------------ -----------------------------------------------------------
Common stocks: Securities that represent shares of ownership in    Under normal market conditions we will hold at least
a corporation. Stockholders participate in the corporation's       65% of the Fund's net assets in common stock of small
profits and losses, proportionate to the number of shares they     companies that we believe are selling for less than
own.                                                               their true value.  Generally, we invest 90% to 100% of
                                                                   net assets in these stocks.
------------------------------------------------------------------ -----------------------------------------------------------
American Depositary Receipts (ADRs): Securities of foreign         The Fund may hold an unlimited amount of ADRs that are
entities issued through a U.S. bank representing the bank's        actively traded in the U.S. when we believe they offer
holdings of a stated number of shares of a foreign corporation.    greater value and greater appreciation potential than
An ADR entitles the holder to all dividends and capital gains      U.S. securities.
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------ -----------------------------------------------------------
Repurchase agreements: An agreement between a buyer of             Typically, we use repurchase agreements as a short-term
securities, such as a fund, and a seller of securities, in which   investment for a Fund's cash position. In order to enter
the seller agrees to buy the securities back within a specified    into these repurchase agreements, the Fund must have
time at the same price the buyer paid for them, plus an amount     collateral of at least 102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase agreements are   Repurchase agreements with maturities of over seven days
often viewed as equivalent to cash.                                will be considered illiquid.  The Fund will only enter
                                                                   into repurchase agreements in which the collateral is
                                                                   comprised of U.S. government securities.
--------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose resale    We may invest in privately placed securities including
is restricted under securities law.                                those that are eligible for resale only among certain
                                                                   institutional buyers without registration, which are
                                                                   commonly known as Rule 144A Securities. Restricted
                                                                   securities that are determined to be illiquid may not
                                                                   exceed the Fund's 15% limit on illiquid securities which
                                                                   is described below.
------------------------------------------------------------------ -----------------------------------------------------------
Illiquid securities: Securities that do not have a ready market,   We may invest up to 15% of net assets in illiquid
and cannot be easily sold within seven days at approximately the   securities.
price that the Fund has valued them.
------------------------------------------------------------------ -----------------------------------------------------------
Options represent a right to buy or sell a security at an agreed   The Fund may write call options and purchase put options
upon price at a future date. The purchaser of an option may or     on a covered basis only, and will not engage in option
may not choose to go through with the transaction. Certain         writing strategies for speculative purposes.
options may be considered to be derivative securities.
------------------------------------------------------------------ -----------------------------------------------------------

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------- ----------------------------------------------------------------------------------
                     Risks                                                   How we strive to manage them
------------------------------------------------- ----------------------------------------------------------------------------------
                                                                          Delaware Small Cap Contrarian Fund
------------------------------------------------- ----------------------------------------------------------------------------------
Market risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market -- like     appreciate over an extended time frame regardless of interim market fluctuations.
the stock or bond market -- will decline in       We do not try to predict overall stock market movements and generally do not
value because of factors such as economic         trade for short-term purposes.
conditions, future expectations or investor
confidence.                                       We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------- ----------------------------------------------------------------------------------
Industry and security risk is the risk that the   We follow a rigorous selection process before choosing securities and
value of securities in a particular industry or   continuously monitor them while they remain in the portfolio.
the value of an individual stock or bond will
decline because of changing expectations for      The Fund is a diversified portfolio with investments in companies representing
the performance of that industry or for the       many different industries. We do not make additional investments in a stock if
individual company issuing the stock.             that stock represents 5% of net assets, nor in an industry if that industry represents 25% of net assets.  However, it is likely that our holdings will be more concentrated in certain industries if the industry as a whole has strong value characteristics. This could increase volatility.
------------------------------------------------- ----------------------------------------------------------------------------------
Small company risk is the risk that prices of     The Fund maintains a well-diversified portfolio, selects stocks carefully and
smaller companies may be more volatile than       monitors them continuously. And, because we focus on stocks that are already
larger companies because of limited financial     selling at relatively low prices, we believe we may experience less price resources or dependence on narrow product lines.  volatility than small cap funds that do not use a value-oriented strategy.
------------------------------------------------- ----------------------------------------------------------------------------------
Interest rate risk is the risk that securities    We analyze each company's financial situation and its cashflow to determine the
will decrease in value if interest rates rise.    company's ability to finance future expansion and operations.  The potential
The risk is generally associated with bonds;      affect that rising interest rates might have on a stock is taken into
however, because smaller companies often borrow   consideration before the stock is purchased.
money to finance their operations, they may be
adversely affected by rising interest rates.
------------------------------------------------- ----------------------------------------------------------------------------------
Foreign risk is the risk that foreign             We typically invest only a small portion of the Fund's portfolio in foreign
securities may be adversely affected by           securities.  When we do purchase foreign securities, they are often denominated
political instability, changes in currency        in U.S. dollars. To the extent we invest in foreign securities, we invest
exchange rates, foreign economic conditions or    primarily in issuers of developed countries, which are less likely to encounter
inadequate regulatory and accounting standards.   these foreign risks than issuers in developing countries.  The Fund may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------- ----------------------------------------------------------------------------------
Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that the Fund
values them.
------------------------------------------------- ----------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager will be paid the following fee as a percentage of average daily net assets:

                         0.75% on the first $500 million;
                         0.70% on the next $500 million;
                         0.65% on the next $1,500 million; and
                         0.60% on net assets in excess of $2,500 million.

Portfolio managers




Christopher S. Beck, Vice President/Senior Portfolio Manager, has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

Andrea Giles, Vice President/Portfolio Manager, has had primary responsibility for making day-to-day investment decisions for the Fund since January 2000. She holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank. When making investment decisions for the Fund, Ms. Giles consults with Christopher S. Beck.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                         Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                            The Fund                        4 Chase Metrotech Center
Philadelphia, PA 19103                                                                         Brooklyn, NY 11245

                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)


                                                             Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Small Cap Contrarian Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD), is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------------------------- ----------------------------
                                                                                            Institutional Class
                                                                                       ----------------------------
                                                                                                       Period
                                                                                             Year     12/29/98(1)
                                                                                            Ended      through
Delaware Small Cap Contrarian Fund                                                        11/30/00     11/30/99
-------------------------------------------------------------------------------------- ------------- --------------
-------------------------------------------------------------------------------------- ------------- --------------
Net asset value, beginning of period                                                         $8.930         $8.500
-------------------------------------------------------------------------------------- ------------- --------------

-------------------------------------------------------------------------------------- ------------- --------------
Income from investment operations:
-------------------------------------------------------------------------------------- ------------- --------------
Net investment income(2)                                                                      0.159          0.104
-------------------------------------------------------------------------------------- ------------- --------------
Net realized and unrealized gain on investments                                               0.720          0.326
                                                                                              -----          -----
-------------------------------------------------------------------------------------- ------------- --------------
Total from investment operations                                                              0.879          0.430
                                                                                              -----          -----
-------------------------------------------------------------------------------------- ------------- --------------

-------------------------------------------------------------------------------------- ------------- --------------
Less dividends and distributions:
-------------------------------------------------------------------------------------- ------------- --------------
Dividends from net investment income                                                        (0.135)           ----
-------------------------------------------------------------------------------------- ------------- --------------
Distributions from net realized gain on investments                                         (0.584)           ----
                                                                                              -----          -----
-------------------------------------------------------------------------------------- ------------- --------------
Total dividends and distributions                                                           (0.719)           ----
                                                                                              -----          -----
-------------------------------------------------------------------------------------- ------------- --------------

-------------------------------------------------------------------------------------- ------------- --------------
Net asset value, end of period                                                               $9.090         $8.930
-------------------------------------------------------------------------------------- ------------- --------------

-------------------------------------------------------------------------------------- ------------- --------------
Total return(3)                                                                               10.56%          5.06%
-------------------------------------------------------------------------------------- ------------- --------------

-------------------------------------------------------------------------------------- ------------- --------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------- ------------- --------------
Net assets, end of period (000 omitted)                                                      $2,322         $2,101
-------------------------------------------------------------------------------------- ------------- --------------
Ratio of expenses to average net assets                                                       0.75%          0.80%
-------------------------------------------------------------------------------------- ------------- --------------
Ratio of expenses to average net assets prior to expense limitation and expenses
  paid indirectly                                                                             0.94%          1.84%
-------------------------------------------------------------------------------------- ------------- --------------
Ratio of net investment income to average net assets                                          1.81%          1.27%
-------------------------------------------------------------------------------------- ------------- --------------
Ratio of net investment income to average net assets prior to expense limitation and
  expenses paid indirectly                                                                    1.62%          0.18%
-------------------------------------------------------------------------------------- ------------- --------------
Portfolio turnover                                                                             125%            63%
-------------------------------------------------------------------------------------- ------------- --------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects expense limitations in effect for the Fund.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average daily net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Index
Russell 2000 Index, an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.


Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Small Cap Contrarian Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

-------------------------------------------------------- -----------------
Delaware Small Cap Contrarian Fund Symbol                     CUSIP
-------------------------------------------------------- -----------------
Institutional Class                                         24610B859
-------------------------------------------------------- -----------------


                                    DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


P-483 [--] BUR 3/01

                                   DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                         Delaware Retirement Income Fund


                           Class A * Class B* Class C




                                   Prospectus
                                 March 30, 2001

                                Total Return Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile
Delaware Retirement Income Fund             page

How we manage the Fund                      page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                        page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                          page
Investing in the Fund
         Choosing a share class
How to reduce your sales charge
How to buy shares
Retirement plans
How to redeem shares
Account minimums
Special services
Exchanges
Dividends, distributions and taxes

Certain management considerations           page

Financial highlights                        page

Profile: Delaware Retirement Income Fund

What is the Fund's goal?
Delaware Retirement Income Fund seeks to provide high current income and an investment that has the potential for capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in income generating securities of large, well-established companies and in debt securities, including high-yield, high risk corporate bonds, investment grade fixed-income securities and U.S. government securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices, which could be caused by a drop in the stock market, economic recession or poor performance from particular companies or sectors, or increases in interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page __.

Delaware Retirement Income Fund may invest up to 45% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. High-yield bonds are rated below investment grade and are subject to greater risk that the issuing company may be unable to make payments on interest and principal, particularly under adverse economic conditions.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
   o  Investors with long-term financial goals.
   o  Investors looking for growth potential combined with regular income.
   o Investors looking for supplemental monthly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
   o  Investors with short-term financial goals.
   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
   o  Investors seeking an investment primarily in fixed income securities.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Retirement Income Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past four calendar years as well as the average annual returns for these shares for the one-year and lifetime periods. Returns for Class B and Class C shares are not shown because these shares have not commenced operations. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps and would be lower without the voluntary caps.

Year-by-year total return (Class A)

     34.28%             2.13%           4.73%        8.50%
   ----------------------------------------------------------
      1997              1998            1999         2000


During the periods illustrated in this bar chart, Class A's highest quarterly return was 13.03% for the quarter ended September 30, 1997 and its lowest quarterly return was -9.47% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the table above. If this fee were included, the returns would be less than those shown above. The average annual returns shown below do include the sales charge.

                              Average annual returns for periods ending 12/31/00

                                  Class A
                            (inception 12/2/96)    S&P 500 Composite Stock Index
1-year                             2.29%                     -9.10%
Lifetime                          11.19%                     16.25%

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are reflected in the Fund returns shown in the table above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------
CLASS                                                     A        B        C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
as a percentage of offering price                        5.75%    none     none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                     none(1)  5%(2)    1%(3)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                     none     none     none
--------------------------------------------------------------------------------
Redemption fees                                          none     none     none
--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

--------------------------------------------------------------------------------
Management fees                                          0.65%    0.65%    0.65%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(4)                 0.30%    1.00%    1.00%
--------------------------------------------------------------------------------
Other expenses                                           0.29%    0.29%    0.29%
--------------------------------------------------------------------------------
Total operating expenses(5)                              1.24%    1.94%    1.94%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
CLASS(7)              A           B             B          C              C
                                     (if redeemed)             (if redeemed)
--------------------------------------------------------------------------------
1 year             $694        $197          $697        $197          $297
--------------------------------------------------------------------------------
3 years            $946        $609          $909        $609          $609
--------------------------------------------------------------------------------
5 years          $1,217      $1,047        $1,247      $1,047        $1,047
--------------------------------------------------------------------------------
10 years         $1,989      $2,083        $2,083      $2,264        $2,264
--------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The distributor has agreed to waive these 12b-1 fees through November 30, 2001.
(5) The investment manager has agreed to waive fees and pay expenses through November 30, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager and by the distributor noted in footnote 4. The following table shows operating expenses which are based on the most recently completed fiscal year and reflect the manager's and distributor's current fee waivers and payments.

--------------------------------------------------------------------------------
            Fund operating expenses including voluntary expense caps
                       in effect until November 30, 2001

CLASS                                   A               B            C
--------------------------------------------------------------------------------
Management fees                       0.46%           0.46%         0.46%
--------------------------------------------------------------------------------
Other expenses                        0.29%           0.29%         0.29%
--------------------------------------------------------------------------------
Total operating expenses              0.75%           0.75%         0.75%
--------------------------------------------------------------------------------

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense caps and waivers described in footnotes 4 and 5.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Delaware Retirement Income Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The manager will seek to achieve the Fund's investment objective by investing primarily in a combination of income generating equity securities and debt securities including, but not limited to, dividend paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, non-convertible debt securities, high-yield, high risk securities, investment grade fixed-income securities, U.S. government securities and foreign equity and fixed-income securities. Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 20% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the manager will determine the proportion of the Fund's assets that will be allocated to income generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 0% to 50% of the Fund's total assets.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Generally, we invest between 50% - 100% of the Fund's assets in income generating equity securities. Equity securities offer investors the potential for capital appreciation, and may pay dividends as well. In addition, up to 50% of the Fund's assets may be invested in debt securities, of which no more than 45% can include high-yield bonds. High-yield bonds generally offer the potential for greater income payments than equity securities, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Retirement Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of        We may invest without limit in common stocks, one category of
ownership in a corporation. Stockholders participate      income generating equity securities.
in the corporation's profits and losses,
proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities:  Usually preferred stocks or      We may invest without limit in convertible securities, another
corporate bonds that can be exchanged for a set           category of income generating equity securities.  These securities
number of shares of common stock at a predetermined       may be of any credit quality including those rated below investment
price.  These securities offer higher appreciation        grade by a nationally recognized statistical ratings organization
potential than nonconvertible bonds and greater           (NRSRO) or those that are unrated but deemed equivalent to
income potential than nonconvertible preferred            non-investment grade.
stocks.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts:  A company, usually        We may invest without limit in REITs, another category of income
traded publicly, that manages a portfolio of real         generating equity securities.
estate to earn profits for shareholders.  REITs are
generally classified as equity REITs, mortgage REITs
or a combination of equity and mortgage REITs.
Equity REITs invest the majority of their assets
directly in real property, derive income primarily
from the collection of rents and can realize capital
gains by selling properties that have appreciated in
value.  Mortgage REITs invest the majority of their
assets in real estate mortgages and derive income
from the collection of interest payments.  By
investing in REITs indirectly through a fund, a
shareholder bears a proportionate share of the
expenses of the fund and indirectly shares similar
expenses of the REITs.
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds:  Securities that are          We may invest up to 45% in high-yield corporate bonds, typically
rated lower than investment grade by an NRSRO or, if      those rated BBB or lower by an NRSRO.
unrated, that we believe are of comparable quality.
These securities are considered to be of poor
standing and predominately speculative.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities:  Securities of issuers                We may invest up to 20% of its total assets in foreign equity and
organized, having a majority of their assets, or          debt securities.
deriving a majority of their operating income, in
foreign countries.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements:  An agreement between a buyer      Typically, we use repurchase agreements as a short-term investment
of securities, such as the Fund, and a seller of          for the Fund's cash position. In order to enter into these repurchase
securities, in which the seller agrees to buy the         agreements, the Fund must have collateral of at least 102% of the
securities back within a specified time at the same       repurchase price. Repurchase agreements with maturities of over seven
price the buyer paid for them, plus an amount equal       days will be considered illiquid.  The Fund will only enter into
to an agreed upon interest rate. Repurchase               repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.        government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities        We may invest in privately placed securities including those that are
whose resale is restricted under securities law.          eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Retirement Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a        We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that the Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund also may invest in other securities including warrants, rights, preferred stocks, investment grade fixed-income securities and U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
The Fund anticipates that its annual portfolio turnover will generally be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
                                                          --------------------------------------------------------------------------
                                                                         Delaware Retirement Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the      We invest in several different asset classes including both
securities in a certain market -- like the stock or        equity and fixed income, which tend to increase and decrease in
bond market -- will decline in value because of            value in different economic and investment conditions.  We also
factors such as economic conditions, future                maintain a long-term investment approach and focus on securities,
expectations or investor confidence.                       which we believe can perform well over an extended time frame regardless of interim market fluctuations.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value      We limit the amount of each Fund's assets invested in any one
of securities in a particular industry or the value        industry and in any individual security or issuer.  We also
of an individual stock or bond will decline because        follow a rigorous selection process when choosing securities for
of changing expectations for the performance of that       the portfolio.
industry or for the individual company issuing the
stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will        We do not try to increase return by predicting and aggressively
decrease in value if interest rates rise. The risk is      capitalizing on interest rate moves. We monitor economic
greater for bonds with longer maturities than for          conditions and make adjustments as necessary to guard against
those with shorter maturities.                             undue risk from interest rate changes.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer        We carefully evaluate the financial situation of each entity
(or an entity that insures the bond) will be unable        whose bonds are held in the portfolio.  We also tend to hold a
to make timely payments of interest and principal.         relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal.  This is a substantial risk of the Fund because it may invest up to 45% in fixed income securities rated below investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Real estate risk is the risk that real estate              We may invest a substantial portion of the portfolio in real
investment trusts held in the portfolio will be            estate investment trusts, which generally offer high income
affected by a decline in the value of real estate,         potential.  We carefully select REITs based on the quality of
unfavorable national or regional economic conditions,      their management and their ability to generate substantial
lack of mortgage availability, overbuilding,               cashflow, which we believe can help to shield them from some of
declining rents and changes in interest rates.             the risks involved with real estate investing.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may       We typically invest not more than 20% of the Fund's portfolio in
be adversely affected by political instability,            foreign corporations often through American Depositary Receipts
changes in currency exchange rates, foreign economic       (ADRs). ADRs are generally denominated in U.S. dollars and trade
conditions or inadequate regulatory and accounting         on a U.S. exchange. To the extent we invest in foreign
standards.                                                 securities, we invest primarily in issuers of developed
                                                           countries, which are less likely to encounter these foreign risks than issuers in developing countries.  The Fund may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities          We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund values them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund for the last fiscal year, the manager was paid 0.46%, as a percentage of average daily net assets, which includes a reduction due to expense caps.

Portfolio managers
Peter C. Andersen has primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in fixed-income securities. In making investment decisions for the Fund, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Fund as described above on September 29, 2000.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc, Montgomery Securities and Goldman Sachs & Co.

Nancy M. Crouse and Damon J. Andres assumed primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in equity securities.

Nancy M. Crouse, Vice President/Senior Portfolio Manager, earned a master's degree in business administration with a concentration in finance from the University of Pittsburgh and a bachelor's degree in international affairs from Lafayette College. She is a senior portfolio manager and an analyst for Delaware Investments' large cap value products and manages a sector team covering the consumer industries. Prior to joining Delaware Investments in 1993, she was Vice President of CoreStates Investment Advisers. She began her career as a credit analyst for Philadelphia National Bank. She is a Chartered Financial Analyst.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He is the portfolio manager and analyst for the Delaware REIT Fund. Mr. Andres' previous assignments at Delaware Investments include acting as a quantitative analyst for the firm's large cap value wrap product. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a Chartered Financial Analyst.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


                                                    Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                      The Fund                              4 Chase Metrotech Center
Philadelphia, PA 19103                                                                         Brooklyn, NY 11245

                               Distributor                              Service agent
                               Delaware Distributors, L.P.              Delaware Service Company, Inc.
                               One Commerce Square                      One Commerce Square
                               Philadelphia, PA 19103                   Philadelphia, PA 19103


                               Financial Intermediary Distributor
                               Lincoln Financial Distributors, Inc.
                               350 Church Street
                               Hartford, CT 06103

Portfolio managers
(see page __ for details)
                                                    Financial advisers

                                                        Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. For funds (such as Delaware Retirement Income Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders as well.

Financial advisers Financial advisers provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges

         -----------------------------------------------------------------------------------------------------------------
                                           Sales charge as %         Sales charge as % of      Dealer's commission as
             Amount of purchase            of offering price            amount invested          % of offering price
         -----------------------------------------------------------------------------------------------------------------
               Less than $50,000                 5.75%                       6.10%                       5.00%
         -----------------------------------------------------------------------------------------------------------------
                  $50,000 but                    4.75%                       4.99%                       4.00%
                under $100,000
         -----------------------------------------------------------------------------------------------------------------
                 $100,000 but                    3.75%                       3.90%                       3.00%
                under $250,000
         -----------------------------------------------------------------------------------------------------------------
                 $250,000 but                    2.50%                       2.56%                       2.00%
                under $500,000
         -----------------------------------------------------------------------------------------------------------------
                 $500,000 but                    2.00%                       2.04%                       1.60%
               under $1 million
         -----------------------------------------------------------------------------------------------------------------
         As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
         However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
         -----------------------------------------------------------------------------------------------------------------
                                           Sales charge as %           Sales charge as %       Dealer's commission as
             Amount of purchase            of offering price          of amount invested         % of offering price
         -----------------------------------------------------------------------------------------------------------------
              $1 million up to                    none                        none                       1.00%
                 $5 million
         -----------------------------------------------------------------------------------------------------------------
              Next $20 million                    none                        none                       0.50%
              up to $25 million
         -----------------------------------------------------------------------------------------------------------------
                 Amount over                      none                        none                       0.25%
                 $25 million
         -----------------------------------------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund offered in this Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
Program                   How it works                                                   Share class
                                                               A                       B                         C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent          Through a Letter of Intent            X          Although the Letter of Intent and Rights of Accumulation
                          you agree to invest a                            do not apply to the purchase of Class B and Class C
                          certain amount in Delaware                       shares, you can combine your purchase of Class A shares
                          Investments Funds (except                        with your purchase of Class B and Class C shares to
                          money market funds with no                       fulfill your Letter of Intent or qualify for Rights of
                          sales charge) over a                             Accumulation.
                          13-month period to qualify
                          for reduced front-end
                          sales charges.
---------------------------------------------------------------------------
Rights of                 You can combine your                  X
Accumulation              holdings or purchases of
                          all funds in the Delaware
                          Investments family (except
                          money market funds with no
                          sales charge) as well as
                          the holdings and purchases
                          of your spouse and children
                          under 21 to qualify for
                          reduced front-end sales
                          charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of           Up to 12 months after you      For Class A,        For Class B, your account          Not available.
Redeemed Shares           redeem shares, you can         you will not        will be credited with the
                          reinvest the proceeds          have to pay         contingent deferred sales
                          without paying a sales         an additional       charge you previously paid
                          charge as noted to the         front-end           on the amount you are
                          right.                         sales charge.       reinvesting. Your schedule
                                                                             for contingent deferred sales
                                                                             charges and conversion to
                                                                             Class A will not start over
                                                                             again; it will pick up from
                                                                             the point at which you
                                                                             redeemed your shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP           These investment plans may            X          There is no reduction in sales charges for Class B or
IRA, SARSEP,              qualify for reduced sales                        Class C shares for group purchases by retirement plans.
Prototype Profit          charges by combining the
Sharing, Pension,         purchases of all members
401(k), SIMPLE            of the group. Members of
401(k), 403(b)(7),        these groups may also
and 457 Retirement        qualify to purchase shares
Plans                     without a front-end sales
                          charge and may qualify for
                          a waiver of any contingent
                          deferred sales charges.
------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days are priced at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Dividends, distributions and taxes
Dividends and capital gains, if any, will be paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
The Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

Financial highlights
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918. Financial highlights are not shown for Class B and Class C shares because these shares were not operating as of the close of the fiscal year.

------------------------------------------------------------------------------------------------------------------------------------

Delaware Retirement Income Fund                                                      Class A Shares                      Period
                                                                                    Year ended 11/30                 12/2/96(1)
----------------------------------------------------------------------------------------------------------------        through
                                                                                2000          1999          1998       11/30/97
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $9.430       $10.160       $11.700         $8.500
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                       0.403         0.431         0.632          0.558
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         0.285       (0.156)       (0.402)          2.685
                                                                               -----       -------       -------          -----
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.688         0.275         0.230          3.243
                                                                               -----         -----         -----          -----
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                          (0.420)       (0.620)       (0.570)        (0.043)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                           (0.098)       (0.385)       (1.200)            --
                                                                             -------       -------       -------          -----
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                            (0.518)       (1.005)       (1.770)        (0.043)
                                                                             -------       -------       -------        -------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $9.600        $9.430       $10.160        $11.700
                                                                              ======        ======       =======        =======
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                7.66%         3.14%         2.22%         38.31%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                          $24           $22           $23             $9
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.75%         0.75%         0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation
and expenses paid indirectly                                                   1.24%         1.17%         1.62%          2.18%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           4.22%         4.46%         6.01%          5.48%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior to expense
limitation and expenses paid indirectly                                        3.73%         4.03%         5.14%          4.05%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                               41%           42%           91%           196%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects the voluntary expense limitations in effect for the Fund.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

S&P 500 Composite Stock Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Retirement Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You also can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

   o  For fund information, literature, price, yield and performance figures.

   o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800.362.FUND (800.362.3863)

   o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

--------------------------------------------------------------------------
Delaware Retirement Income Fund Symbol              CUSIP
--------------------------------------------------------------------------
Class A                                           24610B107
--------------------------------------------------------------------------


                                   DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


P-129 [--] BUR 3/01

                                  DELAWARE(SM)
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                         Delaware Retirement Income Fund

                               Institutional Class



                                   Prospectus
                                 March 30, 2001


                                Total Return Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                         page
Delaware Retirement Income Fund

How we manage the Fund                               page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                 page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                   page
Investing in the Fund
         How to buy shares
         How to redeem shares
         Account minimum
         Exchanges
Dividends, distributions and taxes

Certain management considerations                    page

Financial highlights                                 page

Profile: Delaware Retirement Income Fund

What is the Fund's goal?
Delaware Retirement Income Fund seeks to provide high current income and an investment that has the potential for capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in income generating securities of large, well-established companies and in debt securities, including high-yield, high risk corporate bonds, investment grade fixed-income securities and U.S. government securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices, which could be caused by a drop in the stock market, economic recession or poor performance from particular companies or sectors, or increases in interest rates.

For a more complete discussion of risk, please see 'The risks of investing in the Fund" on page __.

Delaware Retirement Income Fund may invest up to 45% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. High-yield bonds are rated below investment grade and are subject to greater risk that the issuing company may be unable to make payments on interest and principal, particularly under adverse economic conditions.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for growth potential combined with regular income.
o Investors looking for supplemental monthly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors seeking an investment primarily in fixed income securities.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Retirement Income Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as the average annual returns of these shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

Year-by-year total return (Institutional Class)

[GRAPHIC OMITTED]

                    33.86%     2.14%     4.74%     8.62%
                    ------     -----     -----     -----
                     1997      1998      1999      2000

During the periods illustrated in this bar chart, Class A's highest quarterly return was 12.93% for the quarter ended September 30, 1997 and its lowest quarterly return was -9.48% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/00

                  Institutional Class         S&P 500 Composite
                  (inception 12/2/96)         Stock Index
1 year                   8.62%                   -9.10%
Lifetime                12.82%                   16.25%

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases as a
percentage of offering price                            none
------------------------------------------------------- ----------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                    none
------------------------------------------------------- ----------
Maximum sales charge (load) imposed on reinvested
dividends                                               none
------------------------------------------------------- ----------
Redemption fees                                         none
------------------------------------------------------- ----------
Exchange fees(1)                                        none
------------------------------------------------------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------- ----------
Management fees                                         0.65%
------------------------------------------------------- ----------
Distribution and service (12b-1) fees                   none
------------------------------------------------------- ----------
Other expenses                                          0.29%
------------------------------------------------------- ----------
Total operating expenses(2)                             0.94%
------------------------------------------------------- ----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 ------------------ -----------
 1 year                    $96
 ------------------ -----------
 3 years                  $300
 ------------------ -----------
 5 years                  $520
 ------------------ -----------
 10 years               $1,155
 ------------------ -----------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses through November 30, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

         ------------------------------------------------------------------------------------------------------
              Fund operating expenses including voluntary expense caps in effect until November 30, 2001

         ------------------------------------------------ -----------------------------------------------------
         CLASS                                            Institutional Class
         ------------------------------------------------ -----------------------------------------------------
         Management fees                                  0.46%
         ------------------------------------------------ -----------------------------------------------------
         Distribution and service (12b-1) fees            none
         ------------------------------------------------ -----------------------------------------------------
         Other expenses                                   0.29%
         ------------------------------------------------ -----------------------------------------------------
         Total operating expenses                         0.75%
         ------------------------------------------------ -----------------------------------------------------

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote 2.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Delaware Retirement Income Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The manager will seek to achieve the Fund's investment objective by investing primarily in a combination of income generating equity securities and debt securities including, but not limited to, dividend paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, non-convertible debt securities, high-yield, high risk securities, investment grade fixed-income securities, U.S. government securities and foreign equity and fixed-income securities. Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 20% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the manager will determine the proportion of the Fund's assets that will be allocated to income generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 0% to 50% of the Fund's total assets.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Generally, we invest between 50% - 100% of the Fund's assets in income generating equity securities. Equity securities offer investors the potential for capital appreciation, and may pay dividends as well. In addition, up to 50% of the Fund's assets may be invested in debt securities, of which no more than 45% can include high-yield bonds. High-yield bonds generally offer the potential for greater income payments than equity securities, and also may provide capital appreciation.

------------------------------------------------------ -----------------------------------------------------------------------
                     Securities                                                   How we use them
------------------------------------------------------ -----------------------------------------------------------------------
                                                                          Delaware Retirement Income Fund
------------------------------------------------------ -----------------------------------------------------------------------
Common stocks: Securities that represent shares of     We may invest without limit in common stocks, one category of income
ownership in a corporation. Stockholders participate   generating equity securities.
in the corporation's profits and losses,
proportionate to the number of shares they own.
------------------------------------------------------ -----------------------------------------------------------------------
Convertible securities:  Usually preferred stocks or   We may invest without limit in convertible securities, another
corporate bonds that can be exchanged for a set        category of income generating equity securities.  These securities
number of shares of common stock at a predetermined    may be of any credit quality including those rated below investment
price.  These securities offer higher appreciation     grade by a nationally recognized statistical ratings organization
potential than nonconvertible bonds and greater        (NRSRO) or those that are unrated but deemed equivalent to
income potential than nonconvertible preferred         non-investment grade.
stocks.
------------------------------------------------------ -----------------------------------------------------------------------
Real Estate Investment Trusts:  A company, usually     We may invest without limit in REITs, another category of income
traded publicly, that manages a portfolio of real      generating equity securities.
estate to earn profits for shareholders.  REITs are
generally classified as equity REITs, mortgage REITs
or a combination of equity and mortgage REITs.
Equity REITs invest the majority of their assets
directly in real property, derive income primarily
from the collection of rents and can realize capital
gains by selling properties that have appreciated in
value.  Mortgage REITs invest the majority of their
assets in real estate mortgages and derive income
from the collection of interest payments.  By
investing in REITs indirectly through a fund, a
shareholder bears a proportionate share of the
expenses of the fund and indirectly shares similar
expenses of the REITs.
------------------------------------------------------ -----------------------------------------------------------------------
High-yield corporate bonds:  Securities that are       We may invest up to 45% in high-yield corporate bonds, typically
rated lower than investment grade by an NRSRO or, if   those rated BBB or lower by an NRSRO.
unrated, that we believe are of comparable quality.
These securities are considered to be of poor
standing and predominately speculative.
------------------------------------------------------ -----------------------------------------------------------------------
Foreign securities:  Securities of issuers             We may invest up to 20% of its total assets in foreign equity and
organized, having a majority of their assets, or       debt securities.
deriving a majority of their operating income, in
foreign countries.
------------------------------------------------------ -----------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment
of securities, such as the Fund, and a seller of       for the Fund's cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the       agreements, the Fund must have collateral of at least 102% of the
securities back within a specified time at the same    repurchase price. Repurchase agreements with maturities of over seven
price the buyer paid for them, plus an amount equal    days will be considered illiquid.  The Fund will only enter into
to an agreed upon interest rate. Repurchase            repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.     government securities.

------------------------------------------------------ -----------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities including those that are
whose resale is restricted under securities law.       eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."
------------------------------------------------------ -----------------------------------------------------------------------

------------------------------------------------------ -----------------------------------------------------------------------
                     Securities                                                   How we use them
------------------------------------------------------ -----------------------------------------------------------------------
                                                                          Delaware Retirement Income Fund
------------------------------------------------------ -----------------------------------------------------------------------
Illiquid securities: Securities that do not have a     We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that the Fund has
valued them.
------------------------------------------------------ -----------------------------------------------------------------------

The Fund also may invest in other securities including warrants, rights, preferred stocks, investment grade fixed-income securities and U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities, as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
The Fund anticipates that its annual portfolio turnover will generally be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

------------------------------------------------------- -------------------------------------------------------------------
                        Risks                                              How we strive to manage them
------------------------------------------------------- -------------------------------------------------------------------
                                                                         Delaware Retirement Income Fund
------------------------------------------------------- -------------------------------------------------------------------
Market risk is the risk that all or a majority of the   We invest in several different asset classes including both
securities in a certain market -- like the stock or     equity and fixed income, which tend to increase and decrease in
bond market -- will decline in value because of         value in different economic and investment conditions.  We also
factors such as economic conditions, future             maintain a long-term investment approach and focus on securities,
expectations or investor confidence.                    which we believe can perform well over an extended time frame regardless of interim market fluctuations.
------------------------------------------------------- -------------------------------------------------------------------
Industry and security risk is the risk that the value   We limit the amount of each Fund's assets invested in any one
of securities in a particular industry or the value     industry and in any individual security or issuer.  We also
of an individual stock or bond will decline because     follow a rigorous selection process when choosing securities for
of changing expectations for the performance of that    the portfolio.
industry or for the individual company issuing the
stock or bond.
------------------------------------------------------- -------------------------------------------------------------------
Interest rate risk is the risk that securities will     We do not try to increase return by predicting and aggressively
decrease in value if interest rates rise. The risk is   capitalizing on interest rate moves. We monitor economic
greater for bonds with longer maturities than for       conditions and make adjustments as necessary to guard against
those with shorter maturities.                          undue risk from interest rate changes.
------------------------------------------------------- -------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer     We carefully evaluate the financial situation of each entity
(or an entity that insures the bond) will be unable     whose bonds are held in the portfolio.  We also tend to hold a
to make timely payments of interest and principal.      relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal.  This is a substantial risk of the Fund because it may invest up to 45% in fixed income securities rated below investment grade.
------------------------------------------------------- -------------------------------------------------------------------
Real estate risk is the risk that real estate           We may invest a substantial portion of the portfolio in real
investment trusts held in the portfolio will be         estate investment trusts, which generally offer high income
affected by a decline in the value of real estate,      potential.  We carefully select REITs based on the quality of
unfavorable national or regional economic conditions,   their management and their ability to generate substantial
lack of mortgage availability, overbuilding,            cashflow, which we believe can help to shield them from some of
declining rents and changes in interest rates.          the risks involved with real estate investing.
------------------------------------------------------- -------------------------------------------------------------------
Foreign risk is the risk that foreign securities may    We typically invest not more than 20% of the Fund's portfolio in
be adversely affected by political instability,         foreign corporations often through American Depositary Receipts
changes in currency exchange rates, foreign economic    (ADRs). ADRs are generally denominated in U.S. dollars and trade
conditions or inadequate regulatory and accounting      on a U.S. exchange. To the extent we invest in foreign
standards.                                              securities, we invest primarily in issuers of developed
                                                        countries, which are less likely to encounter these foreign risks than issuers in developing countries.  The Fund may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------------- -------------------------------------------------------------------
Liquidity risk is the possibility that securities       We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund values them.
------------------------------------------------------- -------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund for the last fiscal year, the manager was paid 0.46%, as a percentage of average daily net assets, which includes a reduction due to expense caps.

Portfolio managers
Peter C. Andersen has primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in fixed-income securities. In making investment decisions for the Fund, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Fund as described above on September 29, 2000.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc, Montgomery Securities and Goldman Sachs & Co.

Nancy M. Crouse and Damon J. Andres assumed primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in equity securities.

Nancy M. Crouse, Vice President/Senior Portfolio Manager, earned a master's degree in business administration with a concentration in finance from the University of Pittsburgh and a bachelor's degree in international affairs from Lafayette College. She is a senior portfolio manager and an analyst for Delaware Investments' large cap value products and manages a sector team covering the consumer industries. Prior to joining Delaware Investments in 1993, she was Vice President of CoreStates Investment Advisers. She began her career as a credit analyst for Philadelphia National Bank. She is a Chartered Financial Analyst.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He is the portfolio manager and analyst for the Delaware REIT Fund. Mr. Andres' previous assignments at Delaware Investments include acting as a quantitative analyst for the firm's large cap value wrap product. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a Chartered Financial Analyst.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                             Board of Trustees
Investment manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                              The Fund                                      4 Chase Metrotech Center
Philadelphia, PA 19103                                                                         Brooklyn, NY 11245

                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. For funds (such as Delaware Retirement Income Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares


By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.


Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares


By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, will be paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
The Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions

Financial highlights
--------------------

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

----------------------------------------------------------------------- ----------------------------------------- --------------
                                                                                  Institutional Class
Delaware Retirement Income Fund                                                     Year ended 11/30                     Period
                                                                                                                      12/2/96(1)
----------------------------------------------------------------------- ------------- ------------- -------------       through
                                                                                2000          1999          1998       11/30/97
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Net asset value, beginning of period                                          $9.420       $10.150       $11.690         $8.500
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Income (loss) from investment operations:
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Net investment income(2)                                                       0.403         0.431         0.632          0.558
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Net realized and unrealized gain (loss) on investments                         0.295       (0.156)       (0.402)          2.675
                                                                               -----       -------       -------          -----
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Total from investment operations                                               0.698         0.275         0.230          3.233
                                                                               -----         -----         -----          -----
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Less dividends and distributions:
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Dividends from net investment income                                         (0.420)       (0.620)       (0.570)        (0.043)
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Distributions from net realized gain on investments                          (0.098)       (0.385)       (1.200)          -----
                                                                             -------       -------       -------          -----
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Total dividends and distributions                                            (0.518)       (1.005)       (1.770)        (0.043)
                                                                             -------       -------       -------        -------
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Net asset value, end of period                                                $9.600        $9.420       $10.150        $11.690
                                                                              ======        ======       =======        =======
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Total return(3)                                                                7.78%         3.15%         2.22%         38.19%
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Ratios and supplemental data:
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Net assets, end of period (000 omitted)                                       $3,145        $2,924        $2,840         $2,763
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Ratio of expenses to average net assets                                        0.75%         0.75%         0.75%          0.75%
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Ratio of expenses to average net assets prior to expense limitation
and expenses paid indirectly                                                   0.94%         0.87%         1.32%          1.88%
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Ratio of net investment income to average net assets                           4.22%         4.46%         6.01%          5.48%
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Ratio of net investment income to average net assets prior to expense
limitation and expenses paid indirectly                                        4.03%         4.33%         5.44%          4.35%
----------------------------------------------------------------------- ------------- ------------- ------------- --------------
Portfolio turnover                                                               41%           42%           91%           196%
----------------------------------------------------------------------- ------------- ------------- ------------- --------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects expense limitations in effect for the Fund.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary


How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

S&P 500 Composite Stock Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Retirement Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

-------------------------------------------------------- ------------------
Delaware Retirement Income Fund Symbol                   CUSIP
-------------------------------------------------------- ------------------
Institutional Class                                      24610B404
-------------------------------------------------------- ------------------


                                  DELAWARE(SM)
                                  INVESTMENTS
                              ---------------------
                              Philadelphia * London


P-132 [--] BUR 3/01

Delaware Investments includes funds with a wide range of           ------------------------------------
investment objectives.  Stock funds, income funds,
national and state-specific tax-exempt funds, money                DELAWARE GROUP EQUITY FUNDS V
market funds, global and international funds and
closed-end funds give investors the ability to create a            Delaware Small Cap Value Fund
portfolio that fits their personal financial goals.  For           Delaware Small Cap Contrarian Fund
more information, shareholders of the Fund Classes                 Delaware Retirement Income Fund
should contact their financial adviser or call Delaware
Investments at 800-523-1918 and shareholders of the                A CLASS
Institutional Classes should contact Delaware                      B CLASS
Investments at 800-510-4015.                                       C CLASS
                                                                   INSTITUTIONAL CLASS

                                                                   -------------------------------------

INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
One Commerce Square
Philadelphia, PA 19103

SHAREHOLDER SERVICING,                                             PART B
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                                STATEMENT OF
AND TRANSFER AGENT                                                 ADDITIONAL INFORMATION
Delaware Service Company, Inc.
One Commerce Square
Philadelphia, PA 19103
                                                                   March 30, 2001

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank                                           DELAWARE(SM)
4 Chase Metrotech Center                                           INVESTMENTS
Brooklyn, NY 11245                                                 ------------







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                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 30, 2001

                          DELAWARE GROUP EQUITY FUNDS V

                          DELAWARE SMALL CAP VALUE FUND
                       DELAWARE SMALL CAP CONTRARIAN FUND
                         DELAWARE RETIREMENT INCOME FUND

                               One Commerce Square
                             Philadelphia, PA 19103

              For more information about the Institutional Classes:
                                  800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of
               Class A Shares, Class B Shares and Class C Shares:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Equity Funds V ("Equity Funds V") is a professionally-managed mutual fund of the series type which currently offers three series of shares: Delaware Small Cap Value Fund series ("Small Cap Value Fund"), Delaware Small Cap Contrarian Fund series ("Small Cap Contrarian Fund"), and Delaware Retirement Income Fund series ("Retirement Income Fund") (individually, a "Fund", and collectively, the "Funds").

         Each Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to as the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares of Equity Funds V, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Fund Classes dated March 30, 2001 and the current Prospectuses for the
Institutional Classes dated March 30, 2001, as they may be amended from time to time. Part B should be read in conjunction with the respective Class'
Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. Prospectuses relating to the Fund Classes and prospectuses relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each
Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at
the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The
Annual Reports can be obtained, without charge, by calling 800-523-1918.
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TABLE OF CONTENTS
Cover Page                                                 Dividends and Realized Securities Profits Distributions
Investment Policies                                        Taxes
Accounting and Tax Issues                                  Investment Management Agreement
Performance Information                                    Officers and Trustees
Trading Practices and Brokerage                            General Information
Purchasing Shares                                          Financial Statements
Investment Plans                                           Appendix A-Description of Ratings
Determining Offering Price and Net Asset Value             Appendix B- Investment Objectives of the Funds in the Delaware
Redemption and Exchange                                    Investments Family
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

INVESTMENT POLICIES

Investment Restrictions
         Fundamental Investment Restrictions--Each Fund each has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of a Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities of a Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or b) more than 50% of the outstanding voting securities of a Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds".

         2. Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

         In addition, Small Cap Value Fund shall not:

         1. Invest more than 5% of the market or other fair value of assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) with respect to 75% of the portfolio.

         2. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         3. Purchase or sell real estate but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         4. Purchase more than 10% of the outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Act.

         6. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         7. Write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.

         8. Purchase securities on margin, make short sales of securities or maintain a net short position.

         9. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         10. Purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of the Fund or of its investment manager if or so long as the trustees and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         11. Invest in interests in oil, gas or other mineral exploration or development programs.

         12. Invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         13. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

         Small Cap Value Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         Small Cap Value Fund has a policy that it will not invest in commodities, however, the Fund reserves the right to invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.

         Although not a fundamental investment restriction, Small Cap Value Fund currently does not invest its assets in real estate limited partnerships.

         In addition, Retirement Income Fund shall not:

          1. With respect to 75% of its total assets, invest more than 5% of the value of its assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the outstanding voting securities of any one company.

          2. Invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act.

          3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objectives and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

          4. Purchase or sell real estate. This restriction shall not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         5. Invest in companies for the purpose of exercising control or management.

          6. Engage in the underwriting of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

          7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          8. Buy or sell commodities or commodity contracts, except that the Fund may invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.

         9. Invest in interests in oil, gas or other mineral exploration or development programs.

         10. Purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

         11. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined by the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

         12. Retirement Income Fund will not purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds V, or an officer, trustee or partner Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         13. Other than securities of real estate investment trusts, Retirement Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such company or companies.

Repurchase Agreements
         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Funds, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware Management Company (the "Manager"), under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 102% of the repurchase price, including the portion representing such Fund's yield under such agreements which is monitored on a daily basis. While the Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

         The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Investments funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds; 3) the Funds must be able to terminate the loan after notice, at any time; 4) the Funds must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Funds may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds V know that a material event will occur affecting a loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that a borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Non-Traditional Equity Securities
         Retirement Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Retirement Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Restricted Securities
         Each Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act. All of the Funds' option activities will be engaged in a manner that is consistent with the Securities and Exchange Commission's position concerning segregation of assets with a Fund's custodian bank.

         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that Small Cap Value Fund has no more than 10% and Small Cap Contrarian Fund and Retirement Income Fund have no more than 15% of their respective net assets invested in illiquid securities.

Foreign Securities
         Each Fund may invest in securities of foreign companies. However, Small Cap Value Fund will not invest more than 25% and Small Cap Contrarian Fund will not invest more than 5% of the value of their respective assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts ("ADRs"), on which there are no such limits). Although Small Cap Value Fund may invest up to 25% of its net assets in foreign securities the Manager typically invests only a small portion of the Fund's portfolio in such securities. Retirement Income Fund may, in addition to investing in securities of foreign companies, invest in foreign government securities. No more than 20% of the value of Retirement Income Fund's total assets, at the time of purchase, will be invested in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there are no such limits).

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository, and unsponsored ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Funds. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Funds by United States corporations.

         Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

         The Funds will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. The Funds may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

         The Funds may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' foreign securities or will prevent loss if the prices of such securities should decline.

         Each Fund's Custodian for its foreign securities is The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245.

U.S. Government Securities
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Brady Bonds
         Among the foreign fixed-income securities in which Retirement Income Fund may invest are Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally commercial bank debt). Brady Bonds are not direct or indirect obligations of the U.S. government or any of its agencies or instrumentalities and are not guaranteed by the U.S. government or any of its agencies or instrumentalities. In so restructuring its external debt, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions such as the World Bank and the International Monetary Fund, to exchange its commercial bank debt for newly issued bonds (Brady Bonds).The Manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

Zero Coupon Bonds and Pay-In-Kind Bonds
         Although Retirement Income Fund does not intend to purchase a substantial amount of zero coupon bonds or PIK bonds, from time to time, the Fund may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. For example, with zero coupon bonds, the Fund accrues, and is required to distribute to shareholders, income on such bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund did not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

When-Issued and Delayed Delivery Securities
         Retirement Income Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Investment Company Securities
         Any investments that Retirement Income Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Options
         Small Cap Value Fund and Small Cap Contrarian Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. Retirement Income Fund may purchase call and put options and write call options on a covered basis only. The Funds will not engage in option strategies for speculative purposes.

         A. Covered Call Writing-- Small Cap Value Fund and Small Cap Contrarian Fund may write covered call options from time to time on such portion of its respective portfolio, without limit, as the Manager determines is appropriate in seeking to obtain that Fund's investment objective. Retirement Income Fund may write covered call options in an amount not to exceed 10% of its total assets. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to both options on actual portfolio securities owned by the Funds and options on stock indices, the Funds may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or securities convertible or exchangeable into the securities subject to the call option at no additional consideration or a Fund owns a call option on the relevant securities with an exercise price no higher than the exercise price on the call option written or subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current underlying securities. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--Retirement Income Fund may purchase call options in an amount not to exceed 2% of its total assets. When Retirement Income Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The advantage of purchasing call options is that the Fund may alter its portfolio's characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Retirement Income Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option. There is no assurance, however, that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. The Funds will, at all times during which they hold a put option, own the security covered by such option.

         The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect an unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. Each Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, the Funds may offset their positions in stock index options prior to expiration by entering into closing transactions, on an Exchange or they may let the options expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 (R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since each Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Funds of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures
         Retirement Income Fund may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When Retirement Income Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Retirement Income Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option that the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

High-Yield, High Risk Securities
         Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

         A. Youth and Volatility of the High-Yield Market--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value.

          Small Cap Value Fund and Small Cap Contrarian Fund will not ordinarily purchase securities rated below Baa by Moody's or BBB by S&P. However, these Funds may do so if the Manager believes that capital appreciation is likely. None of these Funds will invest more than 25% of its assets in such securities. While Retirement Income Fund will not invest more than 45% of its assets in high-yield, high risk debt securities, it has the authority to invest up to all of its net assets in lower rated securities, which would include income generating equity securities such as convertible securities and preferred stocks.

         B. Liquidity and Valuation--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.

During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         C. Legislative and Regulatory Action and Proposals--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

Short Sales
         Retirement Income Fund may make short sales in an attempt to protect against market declines. Typically, short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

         The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

         In addition to the short sales discussed above, the Fund also may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

         The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company. See Accounting and Tax Issues - Other Tax Requirements.

Concentration

      In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by the Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a short-term or long-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized capital gain or loss for tax purposes. Such options held by the Fund at the end of each fiscal year will be required to be marked to market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires the Funds to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. This simplified procedure was not available until calendar year 1998.

         Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.


PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year or life- of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                           n
                                    P(1 + T) = ERV

        Where:       P  =   a hypothetical initial purchase order of $1,000 from
                            which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                     T  =   Average annual total return;

                     n  =   Number of years;

                   ERV  =   Redeemable value of the hypothetical $1,000 purchase
                            at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B
                            Shares and Class C Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Small Cap Value Fund, Small Cap Contrarian Fund and Retirement Income Fund, as shown below, is the average annual total return quotations through November 30, 2000. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for Small Cap Value Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Small Cap Value Fund A Class and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 2000. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 2000. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Class B and Class C Shares of Small Cap Contrarian Fund and Retirement Income Fund had not commenced operations as of the close of Equity Funds V's fiscal year and, therefore, returns are not shown for those Classes.

                           Average Annual Total Return
                              Small Cap Value Fund

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Small Cap       Small Cap
                                                                    Value Fund      Value Fund    Small Cap      Small Cap
                                                                    Class B         Class B       Value Fund     Value Fund
                      Small Cap                                     Shares          Shares        Class C        Class C
                      Value Fund     Small Cap       Small Cap      (Including      (Excluding    Shares         Shares
                      Class A        Value Fund      Value Fund     Deferred        Deferred      (Including     (Excluding
                      Shares(1)      Class A Shares  Institutional  Sales           Sales         Deferred       Deferred
                      (at Offer)     (at NAV)        Class          Charge)(2)      Charge)       Sales Charge)  Sales Charge)
------------------------------------------------------------------------------------------------------------------------------------
1 year ended
11/30/00                 0.87%         7.04%           7.35%          1.27%         6.27%          5.27%          6.27%
------------------------------------------------------------------------------------------------------------------------------------
3 years ended
11/30/00                -3.10%        -1.17%          -0.86%         -2.75%        -1.84%         -1.84%         -1.84%
------------------------------------------------------------------------------------------------------------------------------------
5 years ended
11/30/00                 8.12%         9.41%           9.74%          8.36%         8.65%          8.65%          8.65%
------------------------------------------------------------------------------------------------------------------------------------
10 years ended
11/30/00                13.74%        14.41%          14.69%            N/A           N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund(3)         11.89%        12.38%          12.59%          9.11%         9.11%          8.88%          8.88%
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

(2) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(3) Date of initial public offering of Small Cap Value Fund A Class was June 24, 1987; date of initial public offering of Small Cap Value Fund Institutional Class shares was November 9, 1992; date of initial public offering of Small Cap Value Fund Class B Shares was September 6, 1994; date of initial public offering of Small Cap Value Fund Class C Shares was November 29, 1995.



                           Average Annual Total Return
                          Small Cap Contrarian Fund(1)

------------------------------------------------------------------------------------------------------------------------------------

                           Small Cap Contrarian Fund    Small Cap Contrarian Fund
                                Class A Shares                Class A Shares          Small Cap Contrarian Fund
                                 (at Offer)(2)                   (at NAV)                Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
1 year ended
11/30/00                            -3.55%                        2.32%                        10.56%
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund
(12/29/98)                           9.54%                       12.52%                         8.09%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain expenses of this Fund have been waived and reimbursed by the Manager during the periods shown. In the absence of such waiver and reimbursement, performance would have been affected negatively.

                           Average Annual Total Return
                            Retirement Income Fund(1)

------------------------------------------------------------------------------------------------------------------------------------
                           Retirement Income Fund         Retirement Income Fund
                                Class A Shares                Class A Shares           Retirement Income Fund
                                 (at Offer)(2)                   (at NAV)                Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
1 year ended                         1.42%                        7.66%                         7.78%
11/30/00
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund  (12/2/96)             10.30%                        11.95%                       11.95%
------------------------------------------------------------------------------------------------------------------------------------


(1) Certain expenses of this Fund have been waived and reimbursed by the Manager during the periods shown. In the absence of such waiver and reimbursement, performance would have been affected negatively.
(2) Prior to March 30, 1999, the maximum front-end sales charge was 4.75%. Effective March 30, 1999, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

         Retirement Income Fund may also quote the current yield of each of its Classes in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula.

                                       a-b        6
                         YIELD =  2[(  ----  + 1)  - 1]
                                        cd

         Where:  a   =  dividends and interest earned during the period;

                 b   =  expenses accrued for the period (net of reimbursements);

                 c   =  the average daily number of shares outstanding during
                        the period that were entitled to receive dividends;

                 d   =  the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by Retirement Income Fund. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. Actual yield may be affected by variations in sales charges on investments.

         For the 30-day period ended November 30, 2000, the yield of Retirement Income Fund's Class A Shares was 3.14% and for the Institutional Class was 3.34%, reflecting applicable waivers and reimbursements by the Manager and Distributor.

         Past performance, such as reflected in quoted yields, should not be considered as representative of the results which may be realized from an investment in any class of the Funds in the future. Investors should note that the income earned and dividends paid by Retirement Income Fund will vary with the fluctuation of interest rates and performance of the portfolio to the extent of a Fund's investments in debt securities.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or to the S&P 500 Index or the Dow Jones Industrial Average.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis. The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible. In seeking its investment objective, Small Cap Value Fund's portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.


         Total return performance of each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables are examples, for purposes of illustration only, of cumulative total return performance for each through November 30, 2000. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the period, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results. Performance shown for short periods of time may not be representative of longer term results. Class B and Class C Shares of Small Cap Contrarian Fund and Retirement Income Fund had not commenced operations as of the Equity Funds V fiscal year end, therefore, returns are not shown for those classes. Class A Shares of Small Cap Contrarian Fund were initially offered on December 29, 1998. On March 16, 1999, Class A Shares sold shares which were subsequently repurchased, leaving a balanced of 1 share, which is the initial seed purchase, as of November 30, 1999. Therefore performance is not being shown for this Class.

                             Cumulative Total Return
                              Small Cap Value Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                               Small Cap       Small Cap
                                                               Value Fund      Value Fund    Small Cap       Small Cap
                                                               Class B         Class B       Value Fund      Value Fund
                  Small Cap                                    Shares          Shares        Class C         Class C
                  Value Fund    Small Cap       Small Cap      (Including      (Excluding    Shares          Shares
                  Class A       Value Fund      Value Fund     Deferred        Deferred      (Including      (Excluding
                  Shares(1)     Class A Shares  Institutional  Sales           Sales         Deferred        Deferred
                  (at Offer)    (at NAV)        Class          Charge)(2)      Charge)       Sales Charge)   Sales Charge)
------------------------------------------------------------------------------------------------------------------------------
3 months ended
11/30/00            -7.61%        -1.96%         -1.88%          -7.00%        -2.11%          -3.13%         -2.15%
------------------------------------------------------------------------------------------------------------------------------
6 months ended
11/30/00            -2.40%         3.55%          3.69%          -1.81%         3.19%           2.16%          3.16%
------------------------------------------------------------------------------------------------------------------------------
9 months ended
11/30/00             8.29%        14.90%         15.16%           9.28%        14.28%          13.29%         14.29%
------------------------------------------------------------------------------------------------------------------------------
1 year ended
11/30/00              .87%         7.04%          7.35%           1.27%         6.27%           5.27%          6.27%
------------------------------------------------------------------------------------------------------------------------------
3 years ended
11/30/00            -9.01%        -3.46%         -2.56%          -8.02%        -5.42%          -5.43%         -5.43%
------------------------------------------------------------------------------------------------------------------------------
5 years ended
11/30/00            47.76%        56.79%         59.15%          49.40%        51.40%          51.40%         51.40%
------------------------------------------------------------------------------------------------------------------------------
10 years ended
11/30/00           262.38%       284.36%        293.80%             N/A           N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
Life of Fund(3)    352.57%       380.12%        391.91%          72.25%        72.25%          53.08%         53.08%
------------------------------------------------------------------------------------------------------------------------------

(1) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(2) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(3) Date of initial public offering of Small Cap Value Fund A Class was June 24, 1987; date of initial public offering of Small Cap Value Fund Institutional Class shares was November 9, 1992; date of initial public offering of Small Cap Value Fund Class B Shares was September 6, 1994; date of initial public offering of Small Cap Value Fund Class C Shares was November 29, 1995.

                             Cumulative Total Return
                          Small Cap Contrarian Fund (1)
          -------------------------------------------------------------

                                        Small Cap Contrarian Fund
                                            Institutional Class
          -------------------------------------------------------------
          3 months ended 11/30/00                   -1.94%
          -------------------------------------------------------------
          6 months ended 11/30/00                    3.53%
          -------------------------------------------------------------
          9 months ended 11/30/00                   11.12%
          -------------------------------------------------------------
          1 year ended 11/30/00                     10.56%
          -------------------------------------------------------------
          Life of Fund (12/29/98)                   16.15%
          -------------------------------------------------------------

(1) Certain expenses of this Fund have been waived and reimbursed by the Manager during the periods shown. In the absence of such waiver and reimbursement, performance would have been affected negatively.

                             Cumulative Total Return
                           Retirement Income Fund (1)
----------------------------- --------------------------- --------------------------- --------------------------

                                Retirement Income Fund      Retirement Income Fund
                                    Class A Shares              Class A Shares         Retirement Income Fund
                                    (at Offer)(2)                  (at NAV)              Institutional Class
----------------------------- --------------------------- --------------------------- --------------------------
3 months ended 11/30/00                         (10.36%)                     (4.86%)                    (4.76%)
----------------------------- --------------------------- --------------------------- --------------------------
6 months ended 11/30/00                          (4.76%)                       1.05%                      1.16%
----------------------------- --------------------------- --------------------------- --------------------------
9 months ended 11/30/00                            0.42%                       6.55%                      6.67%
----------------------------- --------------------------- --------------------------- --------------------------
1 year ended 11/30/00                              1.42%                       7.66%                      7.78%
----------------------------- --------------------------- --------------------------- --------------------------
3 years ended 11/30/00                             7.01%                      13.51%                     13.64%
----------------------------- --------------------------- --------------------------- --------------------------
Life of Fund (12/2/96)                            47.95%                      57.00%                     57.04%
----------------------------- --------------------------- --------------------------- --------------------------

(1) Certain expenses of this Fund have been waived and reimbursed by the Manager during the periods shown. In the absence of such waiver and reimbursement, performance would have been affected negatively.
(2) Prior to March 30, 1999, the maximum front-end sales charge was 4.75%. Effective March 30, 1999, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for each Fund and the other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts a Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware Investment Advisers, an affiliate of the Manager, including the number of such clients serviced by the Delaware Investment Advisers.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval - or example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.


                                                                     Number
                             Investment         Price Per          of Shares
                               Amount             Share            Purchased

           Month 1              $100              $10.00               10
           Month 2              $100              $12.50                8
           Month 3              $100              $ 5.00               20
           Month 4              $100              $10.00               10
        ----------------- ---------------- -------------------- ----------------
                                $400              $37.50               48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

The Power of Compounding
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Each Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended November 30, 1998, 1999 and 2000, the aggregate dollar amounts of brokerage commissions paid by Small Cap Value Fund were $976,757, $797,806, and $740,355, respectively. During the period December 29, 1998 through November 30, 1999, the aggregate dollar amount of brokerage commissions paid by Small Cap Contrarian Fund was $8,336, and during the fiscal year ended November 30, 2000, such amount was $5,764. The aggregate dollar amounts of brokerage commissions paid by Retirement Income Fund during the fiscal years ended November 30, 1998, 1999, and 2000 were $2,787, $1,772, and $1,150, respectively.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended November 30, 2000, portfolio transactions of Small Cap Value Fund, Small Cap Contrarian Fund and Retirement Income Fund in the amount of $140,998, $101,417,336 and $0, respectively, resulting in brokerage commissions of $420, $262,016 and $0, respectively were directed to brokers for brokerage and research services provided

         As provided in the Securities Exchange Act of 1934 and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investment family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds V's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Conduct Rules, and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of Funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of a such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         Under certain market conditions, a Fund may experience high rates of portfolio turnover which could exceed 100%. The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders to the extent of any net realized capital gains. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates. In investing for capital appreciation, Small Cap Value Fund may hold securities for any period of time.

         During the past two fiscal years, Small Cap Value Fund's portfolio turnover rates were 37% for 1999 and 56% for 2000. For the period December 29, 1998 (date of initial public offering) through November 30, 1999, Small Cap Contrarian Fund's portfolio turnover rate was 63% (annualized) and was 125% during the fiscal year ended November 30, 2000. During the past two fiscal years, Retirement Income Fund's portfolio turnover rates were 42% for 1999 and 41% for 2000.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds V or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds V will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C

Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds V reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds V and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fee waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         The Distributor has voluntarily elected to waive the payment of 12b-1 Plan expenses by Small Cap Contrarian Fund from the commencement of the public offering through May 31, 2001.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds V for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements-Class A, B and C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on each Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date").

If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds V has adopted a separate plan for each of Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds V. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Equity Funds V's Board of Trustees may reduce these amounts at any time. The Distributor has elected voluntarily to waive all payments under the 12b-1 Plan for the Class A Shares, Class B Shares and Class C Shares of the Small Cap Contrarian Fund during the commencement of the Fund through May 31, 2001.

         While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Equity Funds V's unaffiliated trustees, who may reduce the fees or terminate the Plans at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds V, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds V and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds V having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds V must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended November 30, 2000, payments from Class A Shares, Class B Shares and Class C Shares of Small Cap Value Fund amounted to $520,544, $639,121 and $226,931, respectively. Such amounts were used for the following purposes:

                                                      Small Cap Value Fund    Small Cap Value Fund   Small Cap Value Fund C
                                                                   A Class                 B Class                    Class
Advertising                                                          -----                   -----                    -----
Annual/Semi-Annual Reports                                          $7,528                   -----                    -----
Broker Trails                                                     $419,410                $162,265                 $150,721
Broker Sales Charges                                                 -----                 $76,209                  $76,210
Dealer Service Expenses                                              -----                   -----                    -----
Interest on Broker Sales Charges                                     -----               $ 378,700                    -----
Commissions to Wholesalers                                         $71,915                 $21,947                    -----
Promotional-Broker Meetings                                          -----                   -----                    -----
Promotional-Other                                                   $7,504                   -----                    -----
Prospectus Printing                                                $14,187                   -----                    -----
Telephone                                                            -----                   -----                    -----
Wholesaler Expenses                                                  -----                   -----                    -----
Other                                                                -----                   -----                    -----

         For the fiscal year ended November 30, 2000, there were no payments from Class A Shares of Retirement Income Fund.

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of Equity Funds V, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Equity Funds V must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds V which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.


Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Small Cap Contrarian Fund and Retirement Income Fund as well as the Institutional Class of Small Cap Value Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer

         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                     * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.


Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds V for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.


         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.


         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs

         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $33,000 ($53,000 for taxpayers filing joint returns) for tax years beginning in 2001. A partial deduction is allowed for married couples with income between $53,000 and $63,000, and for single individuals with incomes between $33,000 and $43,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in
2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.


Conduit (Rollover) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion was done prior to January 1, 1999, then the income from the conversion would have been included in income ratably over a four-year period beginning with the year of conversion.


Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions

(distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.


Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent or certain authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Equity Funds V's 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds V has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wire fee, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.





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

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Timing Accounts
         Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Restrictions on Timed Exchanges - Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Decatur Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware USA Fund, (6) Delaware Cash Reserve,
(7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

Redemptions of Timing Accounts
         Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.





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

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Small Cap Contrarian Fund, Retirement Income Fund or Small Cap Value Fund Institutional Class. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from a death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Small Cap Value Fund and Small Cap Contrarian Fund will normally make payments from net investment income once a year. Retirement Income Fund will normally make such payments monthly. Any payments from net realized securities profits will be made during the first quarter of the next fiscal year.

         Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares at the net asset value of the ex-dividend date unless, in the case of shareholders in the Fund Classes, an election to receive dividends in cash has been made. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Systematic Withdrawal Plans above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. Each Fund may deduct from a shareholder's account the costs of that Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

         Each Fund has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax on net investment income and net realized capital gains which are distributed to shareholders.

         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Each Fund intends to pay out substantially all of its net investment income and net realized capital gains. Such payments for Small Cap Value Fund and Small Cap Contrarian Fund, if any, will be made once a year during the first quarter of the following fiscal year. Retirement Income Fund expects to declare and pay dividends from net investment income monthly to shareholders of each Class of the Fund's shares. All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same class of the Fund at net asset value unless, in the case of shareholders in the Fund Classes of Small Cap Value Fund, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. Small Cap Value Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Persons not subject to tax will not be required to pay taxes on distributions.

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% tax bracket.)

         "Short -term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         A portion of each Fund's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by each Fund that so qualifies will be designated each year in a notice to that Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. For the fiscal year ended November 30, 1999, 60.40% and 51.67% of the dividends from net investment income of Small Cap Value Fund and Retirement Income Fund, respectively, were eligible for this deduction.

         Shareholders will be notified annually by Equity Funds V as to the federal income tax status of dividends and distributions.

         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of each Fund will be exempt from Pennsylvania county personal property taxes.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds V's Board of Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On November 30, 2000, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $41 billion in assets in the various institutional or separately managed (approximately $23,648,350,000) and investment company (approximately $17,429,790,000) accounts.

         The Investment Management Agreement for each Fund is dated November 23, 1999, and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds V who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds V or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

The management fee rate schedule for each Fund is as follows:

         ------------------------------------ ---------------------------------------------
                                                        Management Fee Schedule
                                              (as a percentage of average daily net assets)
                     Fund Name                             Annual Rate
                     ---------                             -----------
         ------------------------------------ ---------------------------------------------
         Delaware Small Cap Value Fund        0.75% on first $500 million;
                                              0.70% on next $500 million;
                                              0.65% on next $1,500 million; and
                                              0.60% on assets in excess of $2,500 million.
         ------------------------------------ ---------------------------------------------
         Delaware Small Cap Contrarian Fund   0.75% on first $500 million;
                                              0.70% on next $500 million;
                                              0.65% on next $1,500 million; and
                                              0.60% on assets in excess of $2,500 million.
         ------------------------------------ ---------------------------------------------
         Delaware Retirement Income Fund      0.65% on first $500 million;
                                              0.60% on next $500 million;
                                              0.55% on next $1,500 million; and
                                              0.50% on assets in excess of $2,500 million.
         ------------------------------------ ---------------------------------------------

On November 30, 2000, the total net assets of Equity Funds V were $246,505,666, broken down as follows:

         Delaware Small Cap Value Fund                            $241,014,338
         Delaware Small Cap Contrarian Fund                         $2,322,037
         Delaware Retirement Income Fund                            $3,169,291

Under the general supervision of the Board of Trustees, the Manager makes all investment decisions that are implemented by the Fund. On November 30, 2000, the investment management fees paid for each Fund for the past three fiscal years were as follows:

Fund                                  November 30 , 2000        November 30 , 1999        November 30 , 1998
----                                  ------------------        ------------------        ------------------
Small Cap Value Fund                  $1,974,786 earned         $3,203,991 paid           $3,170,471 paid
                                      $1,974,786 paid
                                      $-0- waived

Small Cap Contrarian Fund(1)          $16,542  earned           $14,693 earned            N/A
                                      $12,378  paid             $-0- paid                 N/A
                                      $4,164  waived            $14,693 waived            N/A

Retirement Income Fund(2)             $20,431 earned            $19,528 earned            $18,686 earned
                                      $14,917 paid              $15,763 paid              $1,984 paid
                                      $5,514 waived             $3,765 waived             $16,702 waived

(1)      Commenced operations on December 29, 1998.
(2)      Commenced operations on December 2, 1996.

         The Manager has agreed to waive its management fee payable by Small Cap Contrarian Fund, and Retirement Income Fund and pay certain expenses of the Retirement Income Fund to the extent necessary to limit total operating expenses to 0.75% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 fees) from the commencement of operations through May 31, 2001.

         The trustees of Equity Funds V annually review fees paid to the Manager.

         The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Equity Funds V. Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at One Commerce Square, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated November 23, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's sub-distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

----------------------------------------------------------- -------------------------------------------------
Aggregate Value of Wholesaler Product Sales in Calendar                 Compensation Paid to LFD
Year                                                             (% of NAV of Fund shares sold by LFD)
----------------------------------------------------------- -------------------------------------------------
$3.75 billion or less                                                            0.45%
----------------------------------------------------------- -------------------------------------------------
More than $3.75 billion, but less than $4.5 billion                              0.50%
----------------------------------------------------------- -------------------------------------------------
$4.5 billion and above                                                           0.55%
----------------------------------------------------------- -------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at One Commerce Square, Philadelphia, PA 19103, serves as each Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated November 23, 1999. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The trustees annually review fees paid to the Distributor and the Transfer Agent.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds V are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Equity Funds V hold identical positions in each of the other funds in the Delaware Group. On February 28, 2001, Equity Funds V's officers and trustees owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and Institutional Class of Small Cap Value Fund, Small Cap Contrarian Fund and Retirement Income Fund, respectively.

         As of February 28, 2001, management believes the following accounts held 5% or more of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and Institutional Class of Small Cap Value Fund, Small Cap Contrarian and Retirement Income Fund, respectively.


------------------------------------------------------------------------------------------------------------------------------------
Class                   Name and Address of Account                                        Share Amount        Percentage
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund    Merrill Lynch, Pierce, Fenner & Smith                               342,364.120             5.59%
Class A                 For the Sole Benefit of its Customers
                        Attention: Fund Administration #973J6
                        4800 Deer Lake Drive East, 2nd Fl
                        Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund    Merrill Lynch, Pierce, Fenner & Smith                               388,707.230            15.03%
Class B                 For the Sole Benefit of its Customers
                        Attention: Fund Administration-SEC#97E98
                        4800 Deer Lake Drive East, 2nd Fl
                        Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund    Merrill Lynch, Pierce, Fenner & Smith
Class C                 For the Sole Benefit of its Customers                               242,141.060            28.33%
                        SEC#97HY5
                        Attention: Fund Administration
                        4600 Deer Lake Drive East, 2nd Fl
                        Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund    RS DMC Employee Profit Sharing Plan
Institutional Class     Delaware Management Co                                              102,324.260            23.19%
                        Employee Profit Sharing Trust
                        C/o  Rick Seidel
                        1818 Market Street
                        Philadelphia, PA 19103-3638
------------------------------------------------------------------------------------------------------------------------------------
                        National Elevator Industries 401(k) Plan                             90,851.620            20.59%
                        Attn: Robert O. Betts
                        19 Campus Blvd.
                        Suite 200
                        Newtown Square, PA 19073-3200
------------------------------------------------------------------------------------------------------------------------------------
                        Chase Manhattan Bank  C/F                                            50,141.710            11.36%
                        Delaware Group Foundation Fund Balanced Portfolio
                        Attn: Marisol Gordon Global Investment Service
                        3 Metrotech Center 8th Floor
                        Brooklyn, NY 11201-3800
------------------------------------------------------------------------------------------------------------------------------------
                        Chase Manhattan Bank  C/F                                            29,951.470             6.78%
                        Delaware Group Foundation Fund Growth Portfolio
                        Attn: Marisol Gordon Global Investment Service
                        3 Metrotech Center 8th Floor
                        Brooklyn, NY 11201-3800
------------------------------------------------------------------------------------------------------------------------------------
                        MAC Equipment 401(K) Plan                                            25,008.490             5.66%
                        Attn: Kathy Poehler
                        7901 NW 107th Terrace
                        Kansas City, MO 64153-1910
------------------------------------------------------------------------------------------------------------------------------------
                        Aloha Air 401(k) IAM CLRK                                            22,419.670             5.08%
                        Attn: Candace Tawara
                        371 Aokea Place
                        Honolulu International Airport
                        Honolulu, HI 96820
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Contrarian    Delaware Management Business Trust                                        1.100            81.90%
Fund Class A            Attn: Joseph H Hastings
                        1818 Market Street  16th Floor
                        Philadelphia, Pa 19103-3645
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Class                   Name and Address of Account                                        Share Amount        Percentage
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Contrarian    Delaware Service Company
Fund Class A            Control Account                                                       0.120                8.93%
                        Attn: Stephen Busch
                        1818 Market Street
                        Philadelphia, PA 19103-3645
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware Service Company
                        Control Account                                                       0.120                8.93%
                        Attn: Stephen Busch
                        1818 Market Street
                        Philadelphia, PA 19103-3645
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Contrarian    Lincoln National Life Ins Company
Fund Institutional      1300 South Clinton St                                           259,674.890               99.99%
Class                   Fort Wayne, IN  46802
------------------------------------------------------------------------------------------------------------------------------------
Retirement Income       Delaware Management Business Trust
Fund Class A            Attn: Joseph H Hastings                                               1.500               86.40%
                        1818 Market Street  17th Floor
                        Philadelphia, Pa 19103-3638
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware Service Company
                        Control Account                                                       0.120                6.91%
                        Attn: Stephen Busch
                        1818 Market Street
                        Philadelphia, PA 19103-3638
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware Service Company
                        Control Account                                                      0.120                 6.91%
                        Attn: Stephen Busch
                        1818 Market Street
                        Philadelphia, PA 19103-3638
------------------------------------------------------------------------------------------------------------------------------------
Retirement Income       Chicago Trust Company
Fund Institutional      FBO Lincoln National Corporation Employee                      353,452.500                99.80%
Class                   Retirement Plan
                        C/O Marshall & Ilsley  Trust Company
                        P.O. Box 2977
                        Milwaukee, WI  53201-2977
------------------------------------------------------------------------------------------------------------------------------------

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Equity Funds V hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Equity Funds V are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.


------------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience
------------------------------------------------------------------------------------------------------------------------------------
*Charles E. Haldeman (52)                   Chairman and Trustee/Director of Equity Funds V and each of the 24 other investment companies in the Delaware Investments family

                                            Chief Executive Officer of Delaware Management Company (a series of Delaware
                                            Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Management Holdings,
                                            Inc. and Lincoln National Investment Companies, Inc.

                                            President and Chief Executive Officer of Delaware Lincoln Cash Management (a
                                            series of Delaware Management Business Trust) and Delaware Lincoln Investment
                                            Adviser (a series of Delaware Management Business Trust

                                            Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                            Management Company, Inc. and Delaware International Holdings Ltd.

                                            Chief Executive Officer and Trustee of Delaware Management Business Trust

                                            Director of Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                            Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                            Chairman and Director of Delaware International Advisers Ltd.

                                            Chief Executive Officer of Delaware General Management, Inc.

                                            Before joining Delaware Investments in 2000, Mr. Haldeman was President, Chief
                                            Operating Officer and Director at United Asset Management from March 1998 to
                                            January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and
                                            Bieler, Inc. from June 1974 to March 1998.

------------------------------------------------------------------------------------------------------------------------------------

-----------------
*Trustee affiliated with Equity Funds V's investment manager and considered an "interested person" as defined in the 1940 Act.


------------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience
------------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (61)                       President, Chief Executive Officer, Chief Financial Officer and Trustee/Director
                                            of Equity Funds V and each of the other 32 investment companies in the Delaware
                                            Investments family

                                            President and Director of Delaware Management Company, Inc.

                                            President of Delaware Management Company (a series of Delaware Management
                                            Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Capital Management,
                                            Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware Service
                                            Company, Inc., Delaware Management Trust Company and Retirement Financial
                                            Services, Inc.

                                            President, Chief Operating Officer, Chief Financial Officer and Director of
                                            Delaware International Holdings Ltd.

                                            President, Chief Operating Officer and Director of Delaware General Management,
                                            Inc.

                                            President and Chief Operating Officer of Delaware Lincoln Cash Management (a
                                            series of Delaware Management Business Trust)

                                            Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                                            Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                            Distributors, L.P., Delaware Investment Advisers (a series of Delaware Management
                                            Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                            Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.,
                                            Delvoy, Inc and Lincoln National Investment Companies, Inc.

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------

--------------
*Trustee affiliated with Equity Funds V's investment manager and considered an "interested person" as defined in the 1940 Act.


------------------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------

Walter P. Babich (73)                       Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                            1991, he was a partner of I&L Investors.

------------------------------------------------------------------------------------------------------------------------------------
John H. Durham (63)                         Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Private Investor.

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                            Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                            Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                            Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                            Partner of Complete Care Services from 1995 to 1999.

------------------------------------------------------------------------------------------------------------------------------------

John A. Fry (40)                            Trustee/Director of Equity Funds V and each of the other 24 investment companies in the Delaware Investments family.

                                            3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                            Executive Vice President, University of Pennsylvania

                                            From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                            Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and
                                            Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to
                                            1991.

------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (62)                       Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family.

                                            500 Fifth Avenue, New York, NY 10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                            Columbia University, New York.  From 1987 to 1989, he was also a lecturer in
                                            English at the University.  In addition, Mr. Knerr was Chairman of The Publishing
                                            Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group,
                                            Inc. in 1988.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------

Ann R. Leven (60)                           Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            785 Park Avenue, New York, NY 10021

                                            Retired Treasurer, National Gallery of Art

                                            From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and
                                            from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art.
                                            In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer
                                            of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was
                                            Adjunct Professor of Columbia Business School.

------------------------------------------------------------------------------------------------------------------------------------

Thomas F. Madison (65)                      Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.

                                            From 1996 to 1999, Mr. Madison was Chairman of the Board of Communications
                                            Holdings, Inc. From February to September 1994, Mr. Madison served as Vice
                                            Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                            from 1988 to 1993, he was President of U.S. WEST Communications-Markets.

------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (52)                       Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family.

                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                            for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                            Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                            1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                            1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                            Reserve Bank of Chicago, 1970-1974.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (51)                       Executive Vice President and Chief Investment Officer, Equity of Equity Funds V and
                                            each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Holdings, Inc., Delaware Management Company (a series of
                                            Delaware Management Business Trust) and Lincoln National Investment Companies, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                            Management, Inc.

                                            President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            President of Vantage Investment Advisers (a series of Delaware Management Business
                                            Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director
                                            of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (38)                       Executive Vice President/Head of Fixed-Income of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Holdings, Inc., Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                            Delaware Management Business Trust) and Lincoln National Investment Companies, Inc.

                                            Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                            Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware
                                            Management Business Trust)

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management from
                                            June 1998 to August 2000. Prior to that, he was Managing Director for NationsBanc
                                            Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from 1989 to 1990.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (43)                    Executive Vice President and General Counsel of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            Executive Vice President, General Counsel and Chief Administrative Officer of
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a
                                            series of Delaware Management Business Trust), Lincoln National Investment
                                            Companies, Inc. and Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Executive Vice President and General Counsel of Founders CBO Corporation

                                            Executive Vice President and General Counsel and Director of Delaware
                                            International Holdings Ltd. and Founders Holdings, Inc.

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                            Services, Inc., Delaware Management Trust Company and Delaware General Management,
                                            Inc.

                                            President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                            President and Chief Executive Officer of Delaware Distributors, L.P.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro (43)                    Senior Vice President, Deputy General Counsel and Secretary of Equity Funds V and
                                            each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                            Company, Inc., Delaware Management Business Trust, Delaware Investment Advisers
                                            (a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                            Management Trust Company, Delaware General Management, Inc., Delaware
                                            International Holdings Ltd., Founders Holdings, Inc., Delaware Lincoln Cash
                                            Management (a series of Delaware Management Business Trust), Delaware Lincoln
                                            Investment Adviser (a series of Delaware Management Business Trust), Lincoln
                                            National Investment Companies, Inc. and Vantage Investment Advisers (a series of
                                            Delaware Management Business Trust)

                                            Senior Vice President, General Counsel and Secretary of Delaware Distributors,
                                            L.P. and Delaware Distributors, Inc.

                                            Secretary of Founders CBO Corporation

                                            During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (51)                     Senior Vice President and Corporate Controller of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                            Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Distributors,
                                            L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                            Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc.,
                                            Founders Holdings, Inc., Delaware General Management, Inc., Delaware Management
                                            Business Trust, Delaware Lincoln Cash Management (a series of Delaware Management
                                            Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust), Lincoln National Investment Companies, Inc. and
                                            Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                            Executive Vice President and Chief Financial Officer of Retirement Financial
                                            Services, Inc.

                                            Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                            Delaware Management Trust Company

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (38)                      Senior Vice President and Treasurer of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                                            Management Company (a series of Delaware Management Business Trust), Founders
                                            Holdings, Inc., Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware International
                                            Holdings Ltd.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                            Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First
                                            Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant
                                            Vice President for Equitable Capital Management Corporation, New York, NY from
                                            1987 to 1993.

------------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen (42)                      Vice President/Senior Portfolio Manager of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust), Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust) and Delaware Lincoln
                                            Investment Adviser (a series of Delaware Management Business Trust).

                                            During the past five years, Mr. Andersen has served in various capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck (43)                    Vice President/Senior Portfolio Manager of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of series of Delaware Management Business Trust) and Delaware
                                            Capital Management, Inc.

                                            During the past five years, Mr. Beck has served in various capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse (42)                        Vice President/Senior Portfolio Manager of Equity Funds V and the other 32 investment companies in the Delaware Investments family, Delaware Management
                                            Company (a series of Delaware Management Business Trust) and Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            During the past five years, Ms. Crouse has served in various capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Andrea Giles (48)                           Vice President/Portfolio Manager of Equity Funds V and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                            During the past five years, Ms. Giles has served in various capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres (31)                        Vice President/Portfolio Manager of Equity Funds V and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                            series of series of Delaware Management Business Trust)

                                            During the past five years, Mr. Andres has served in various capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds V during its fiscal year and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or trustee during Equity Funds V's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 2000. Only the independent trustees of Equity Funds V receive compensation from Equity Funds V.

----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
                                                        Pension or Retirement                               Total Compensation
                                    Aggregate            Benefits Accrued as        Estimated Annual        from the Investment
                              Compensation received     Part of Equity Funds         Benefits Upon         Companies in Delaware
                               from Equity Funds V          V's Expenses             Retirement(1)            Investments(2)
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Name
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Walter P. Babich                      $1,405                    none                    $50,000                   $78,145
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
John H. Durham                        $1,287                    none                    $50,000                   $65,001
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Anthony D. Knerr                      $1,370                    none                    $50,000                   $74,271
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Ann R. Leven                          $1,321                    none                    $50,000                   $72,645
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Thomas F. Madison                     $1,300                    none                    $50,000                   $71,146
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Charles E. Peck (3)                   $1,368                    none                    $50,000                   $74,145
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Janet L. Yeomans                      $1,219                    none                    $50,000                   $66,145
----------------------------- ------------------------ ------------------------- ------------------------ -------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to director /trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of November 30, 2000, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent trustee/director receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.

(3) Mr. Peck retired from the Board of Trustees of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

GENERAL INFORMATION

         Equity Funds V was organized as a Maryland corporation on January 16, 1987 and reorganized as a Delaware business trust on November 24, 1999. It is an open-end management investment company. Equity Funds V's portfolio of assets is diversified as defined by the Investment Company Act of 1940.

          The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund in Appendix B.

         The Delaware Investments Family of Funds, the Manager, the Distributor, the Sub-Distributor and the Sub-Adviser, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor, the Sub-Distributor and the Sub-adviser are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                       Small Cap Value Fund Class A Shares

Fiscal Year                 Total Amount of                  Amounts Reallowed                 Net Commission
Ended                   Underwriting Commissions                to Dealers                     To Distributor
-----------             ------------------------             ------------------                ---------------
11/30/00                        $350,754                           $308,048                         $42,706
11/30/99                         740,410                            646,124                          94,286
11/30/98                       1,652,031                          1,380,024                         272,007

                    Small Cap Contrarian Fund Class A Shares

Fiscal Year                 Total Amount of                  Amounts Reallowed                 Net Commission
Ended                   Underwriting Commissions                to Dealers                     To Distributor
-----                   ------------------------                ----------                     --------------
11/30/00                            none                             none                            none
11/30/99*                           none                             none                            none

* Date of initial public offering was December 29, 1998.


                      Retirement Income Fund Class A Shares

Fiscal Year                 Total Amount of                  Amounts Reallowed                 Net Commission
Ended                   Underwriting Commissions                to Dealers                     To Distributor
-----                   ------------------------                ----------                     --------------
11/30/00                          none                             none                             none
11/30/99                          none                             none                             None
11/30/98                          none                             none                             None

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

Fiscal Year           Small Cap Value Fund     Small Cap Contrarian Fund      Retirement Income Fund
Ended                      A Class                     A Class*                      A Class
-----                      -------                     --------                      -------
11/30/00                   $9,019                       none                          none
11/30/99                   49,584                       none                          none
11/30/98                    7,814                       N/A                           none

* Date of initial public offering was December 29, 1998.

         The Distributor received in the aggregate CDSC payments with respect to Class B and C Shares of Small Cap Value Fund as follows:

Fiscal Year Ended                   Small Cap Value Fund B Class                  Small Cap Value Fund C Class
-----------------                   ----------------------------                  ----------------------------
11/30/00                                      $496,740                                      $15,275
11/30/99                                       422,567                                       29,037
11/30/98                                       157,481                                       13,542


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds V's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds V to delete the words "Delaware Group" from Equity Funds V's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

Capitalization
         Equity Funds V has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class of each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes except that shares of an Institutional Class may not vote on any matter affecting a Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of each Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of that Fund's Class A, Class B and Class C Shares will be allocated solely to those classes. While shares of Equity Funds V have equal voting rights on matters effecting both Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolios of that Fund.

         Prior to November 9, 1992, Equity Funds V offered only one series, now known as Value Fund, and one class of shares, Value Fund A Class. Beginning November 9, 1992, Equity Funds V began offering Value Fund Institutional Class, beginning September 6, 1994, Equity Funds V began offering Value Fund B Class, and beginning November 29, 1995, Equity Funds V began offering Value Fund C Class. Prior to September 6, 1994, Value Fund A Class was known as the Value Fund class and Value Fund Institutional Class was known as the Value Fund (Institutional) class. Effective as of the close of business November 29, 1996, the name Delaware Group Value Fund, Inc. was changed to Delaware Group Equity Funds V and effective as of that date Equity Funds V began offering the Retirement Income Fund. Effective as of the close of business on July 31, 1997, the name of the Value Fund series changed to Small Cap Value Fund series and the names of the Value Fund A Class, Value Fund B Class, Value Fund C Class and Value Fund Institutional Class changed to Small Cap Value Fund A Class, Small Cap Value Fund B Class, Small Cap Value Fund C Class and Small Cap Value Fund Institutional Class, respectively. The Registration Statement of the Small Cap Contrarian Fund and its Classes became effective on December 18, 1998.

         As of August 16, 1999, Small Cap Value Fund, Small Cap Contrarian Fund and Retirement Income Fund changed their respective names to Delaware Small Cap Value Fund, Delaware Small Cap Contrarian Fund and Delaware Retirement Income Fund. The names of their classes also changed on that date.

         As of November 23, 1999, Delaware Group Equity Funds V, Inc. changed its name to Delaware Group Equity Funds V.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

Noncumulative Voting
         Equity Funds V shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds V voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Equity Funds V and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended November 30, 2000, are included in each Funds' Annual Reports. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.


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


APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.



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APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE
             INVESTMENTS FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

         Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


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
         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.


         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus

                                     PART C
                                Other Information

Item 23. Exhibits.

         (a)      Agreement and Declaration of Trust.

                  (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

                  (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

         (c)      Copies of All Instruments Defining the Rights of Holders.

                  (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

                  (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

         (d) Investment Management Agreement. Executed Investment Management Agreement (November 23, 1999) between Delaware Management Company and the Registrant on behalf of each Fund attached as Exhibit.

         (e)      (1)   Distribution Agreement.

                         (i) Executed Distribution Agreement between Delaware Distributors, L.P. and the Registrant (April 3,
                              1995) and Amendment No. 1 to Distribution
                              Agreement (November 29, 1995) incorporated into this filing by reference to Post- Effective Amendment No. 15 filed January 29, 1996.

                         (ii) Executed Distribution Agreement (November 29,
                              1996) between Delaware Distributors, L.P. and the Registrant on behalf of Retirement Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 17 filed January 28, 1997.

                        (iii) Form of Distribution Agreement (December 24,
                              1998) between Delaware Distributors, L.P. and the Registrant on behalf of Mid-Cap Value Fund and Small Cap Contrarian Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed on October 2, 1998.

                         (iv) Executed Adoption Agreement (November 23, 1999)
                              relating to Distribution Agreement between
                              Delaware Distributors, L.P. and the Registrant attached as Exhibit.

                         (v) Form of Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant attached as Exhibit.

                  (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed January 29, 1996.

                  (3)   Dealer's Agreement. Attached as Exhibit.

                  (4) Mutual Fund Agreement. Form of Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed January 29, 1996.

         (f)      Inapplicable.

         (g)      Custodian Agreement.

                  (1) Executed Custodian Agreement (May 1, 1996) between The Chase Manhattan Bank and the Registrant (Module) on behalf of the Small Cap Value Fund (formerly known as the Value Fund) attached as Exhibit.

                  (2) Executed Amendment (November 20, 1997) to Custodian Agreement between The Chase Manhattan Bank and the Registrant on behalf of the Small Cap Value Fund and Retirement Income Fund attached as Exhibit.

                         (i) Executed Letter (November 29, 1996) to add the Retirement Income Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                         (ii) Form of Letter (December 1998) to add Mid-Cap
                              Value Fund and Small Cap Contrarian Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (3)   Executed Securities Lending Agreement (December 22,
                        1998) between The Chase Manhattan Bank and the Registrant attached as Exhibit.

         (h)      Other Material Contracts.

                  (1) Executed Amended and Restated Shareholders Services Agreement (November 29, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of Small Cap Value Fund (formerly known as Value Fund) and Retirement Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (2) Form of Second Amended and Restated Shareholders Services Agreement (December 28, 1998) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998

                  (3)   Schedule A to Shareholders Services Agreement (April 20,
                        2000) attached as Exhibit.

                  (4) Executed Adoption Agreement (November 23, 1999) relating to Shareholders Services Agreement between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                  (5) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 17 filed January 28, 1997.

                         (i) Executed Amendment No. 4A (April 14, 1997) to Delaware Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                         (ii) Executed Amendment No. 5 (May 1, 1997) to Delaware
                              Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                        (iii) Executed Amendment No. 6 (July 21, 1997) to
                              Delaware Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                         (iv) Executed Amendment No. 7 (October 14, 1997) to
                              Delaware Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                         (v) Executed Amendment No. 8 (December 18, 1997) to Delaware Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                         (vi) Executed Amendment No. 9 (March 31, 1998) to
                              Delaware Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                        (vii) Executed Amendment No. 13 (December 18, 1998) to
                              Delaware Group Funds Fund Accounting Agreement attached as Exhibit.

         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

         (j)      Consent and Report of Auditors.  Attached as Exhibit.

         (k)      Inapplicable.

         (l) Undertaking of Initial Shareholder. Incorporated into this filing by reference to Pre-Effective Amendment No. 2 filed June 17, 1987.

         (m)      Plans under Rule 12b-1.

                  (1) Plan under Rule 12b-1 for Class A (November 29, 1995) on behalf of Small Cap Value Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (2) Plan under Rule 12b-1 for Class B (November 29, 1995) on behalf of Small Cap Value Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (3) Plan under Rule 12b-1 for Class C (November 29, 1995) on behalf of Small Cap Value Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (4) Plan under Rule 12b-1 for Class A (November 29, 1996) on behalf of Retirement Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (5) Plan under Rule 12b-1 for Class A (November 29, 1996) on behalf of Retirement Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (6) Plan under Rule 12b-1 for Class A (November 29, 1996) on behalf of Retirement Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (7)   Form of Plan under Rule 12b-1 for Class A (December
                        1998) on behalf of Small Cap Contrarian Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (8)   Form of Plan under Rule 12b-1 for Class A (December
                        1998) on behalf of Small Cap Contrarian Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (9)   Form of Plan under Rule 12b-1 for Class A (December
                        1998) on behalf of Small Cap Contrarian Fund incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

         (n)      Plan under Rule 18f-3.  Attached as Exhibit.

         (o)      Inapplicable.

         (p)      Codes of Ethics.

                  (1) Codes of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. attached as Exhibit.

                  (2) Code of Ethics for Lincoln Financial Distributors, Inc. attached as Exhibit.

         (q)      Trustees' Power of Attorney.  Attached as Exhibit.

Item 24.          Persons Controlled by or under Common Control with Registrant.
                  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

Item 26.          Business and Other Connections of Investment Adviser.

         (a) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

    The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and
                                                  Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delvoy,
                                                  Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware International Holdings Ltd. and Lincoln National Investment
                                                  Companies, Inc.; Director of Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                                  Inc.; Chairman and Director of Delaware International Advisers Ltd.; Chief
                                                  Executive Officer of Delaware General Management, Inc. and Vantage Investment
                                                  Advisers (a series of Delaware Management Business Trust); President and Chief
                                                  Executive Officer of Delaware Lincoln Cash Management and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust);
                                                  Chairman of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President/Chief Executive Officer and Director of Delaware Capital Management,
                                                  Inc.; Chairman/President/Chief Executive Officer and Director of Delaware
                                                  Service Company, Inc.; President/Chief Operating Officer/Chief Financial
                                                  Officer and Director of Delaware International Holdings Ltd.; President, Chief
                                                  Operating Officer and Director of Delaware General Management, Inc.; Chairman
                                                  and Director of Delaware Management Trust Company and Retirement Financial
                                                  Services, Inc.; Executive Vice President/Chief Operating Officer/Chief
                                                  Financial Officer of Delaware Management Holdings, Inc., Founders CBO
                                                  Corporation and Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Adviser and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Distributors, L.P.; Executive Vice
                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of DMH Corp.; Founders Holdings, Inc., Delvoy, Inc., Delaware Management
                                                  Business Trust and Lincoln National Investment Companies, Inc.; Director of
                                                  Delaware International Advisers Ltd.; Executive Vice President/Chief Operating
                                                  Officer of Delaware Lincoln Cash Management (a series of Delaware Management
                                                  Business Trust); President/Chief Executive Officer/Chief Financial Officer and
                                                  Trustee/Director of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust); and Retirement Financial Services, Inc.; Director of Delaware
                                                  International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President of Delaware Management Business Trust, and Delaware
                                                  Capital Management, Inc.; President/Chief Investment Officer, Equity of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President/ Chief Investment Officer, Equity of
                                                  each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Lincoln National Investment
                                                  Companies, Inc.; Executive Vice President of Delaware Management Business
                                                  Trust, Delaware Management Holdings, Inc., Delaware Capital Management, Inc.
                                                  and Delaware Lincoln Cash Management (a series of Delaware Management Business
                                                  Trust); Executive Vice President/Head of Fixed-Income of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President/General Counsel of Founders CBO Corporation;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd.; Founders Holdings, Inc.; Executive Vice
                                                  President/General Counsel/Chief Administrative Officer and Director/Trustee of
                                                  Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                                  Trust Company, Delaware General Management, Inc.; President/Chief Executive
                                                  Officer and Director of Delaware Distributors, Inc.; President/Chief Executive
                                                  Officer of Delaware Distributors, L.P.; Director of Delaware International
                                                  Advisers Ltd. and HYPPCO Finance Company Ltd.; Executive Vice
                                                  President/General Counsel of each fund in the Delaware Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President and Chief Investment Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer and Chief Investment
                                                  Officer of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President of Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc.; Executive Vice President and Trustee
                                                  of  Delaware Management Business Trust; Executive Vice President and Chief
                                                  Investment Officer of each fund in the Delaware Investments family

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                                  of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                  Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                  Drive, Reston, VA
------------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust, Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Operations of
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors and Delaware Distributors, L.P.; Senior Vice President/Operations
                                                  and Director of Delaware Management Trust Company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings, Inc.; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Senior Vice President/Treasurer of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp.; Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Delaware General Management, Inc. and Lincoln
                                                  National Investment Companies, Inc.; Senior Vice President/Compliance
                                                  Director/Assistant Secretary of Delaware Management Trust Company; Senior Vice
                                                  President/Compliance Director of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy Chief Investment Officer, Value Investing of
                                                  Delaware Management Company, Delaware Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and for each fund in the Delaware Investments family; Managing Director of
                                                  Vantage Investment Advisers (a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust); Director of Delaware International Advisers
                                                  Ltd.; Senior Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
James Paul Dokas                                  Senior Vice President/Director of Research, Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and of each fund in the Delaware Investments family; Managing Director of
                                                  Vantage Investment Advisers (a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company, Delaware Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Capital Management, Inc. and of each fund in the Delaware Investments family; Trustee of Delaware Management
                                                  Business Trust
------------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc.
                                                  Founders Holdings, Inc., Delaware Management Business Trust, Delaware
                                                  General Management, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company; Executive Vice President/Chief Financial
                                                  Officer of Retirement Financial Services, Inc.; Senior Vice
                                                  President/Assistant Treasurer of Founders CBO Corporation; Senior Vice
                                                  President/Corporate Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                                  DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                                  Trust Company, Delaware Distributors, Inc., Delaware Distributors, L.P.,
                                                  Delaware General Management, Inc., Lincoln National Investment Companies,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Secretary/Deputy General Counsel
                                                  of Delaware Management Company, Delaware Investment Advisers, Delaware
                                                  Lincoln Cash Management, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware
                                                  Management Company, Inc., Delaware Management Business Trust, Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Founders Holdings, Inc., Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family Senior Vice President/
                                                  Secretary/General Counsel of Delaware Distributors, Inc., Delaware
                                                  Distributors, L.P., Senior Vice President/Deputy General Counsel/Assistant
                                                  Secretary, Delaware International Holdings Ltd., and Secretary of Founders
                                                  CBO Corporation

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Service Company, Inc., Delaware Capital
                                                  Management Company, Inc., Retirement Financial Services, Inc., and Delaware
                                                  Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen (4)                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter (5)                                 Vice President/Senior Municipal Bond Trader of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist (6)                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Donald M. Cobin (7)                               Vice President/Director of Research of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Business Trust,
                                                  Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware
                                                  Management Company, Inc., Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Delaware Management Trust Company, Delaware Distributors,
                                                  Inc., Delaware Distributors, L.P., Retirement Financial Services, Inc.,
                                                  Lincoln National Investment Companies, Inc. and of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investment family
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors, Inc., Delaware Distributors, L.P., Founders Holdings, Inc.,
                                                  Founders CBO Corporation; Delaware General Management, Inc., Lincoln
                                                  National Investment Companies, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust), Delaware Service Company,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust); Delaware General Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delvoy, Inc., Delaware Management
                                                  Company, Inc., Delaware Management Trust Company, Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Holdings, Inc., DMH Corp. and Lincoln
                                                  National Investment Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Leverone (12)                          Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc., Delaware Management Trust Company,
                                                  Delaware Distributors, L.P. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Michael Morris (13)                               Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. O'Brien (14)                           Vice President/Senior Equity Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delvoy, Inc., Delaware Service Company, Inc.;
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Tim Rabe (15)                                     Vice President/High-Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delvoy, Inc., Delaware Management
                                                  Company, Inc., Delaware Management Trust Company, Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc., Delaware International
                                                  Holdings Ltd., Delaware General Management, Inc., Delaware Management
                                                  Holdings, Inc., DMH Corp. and Lincoln National Investment Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz (16)                           Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware General Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers, (each a series of Delaware Management Business Trust), Delaware
                                                  Service Company, Inc., Delaware Distributors, L.P. and Delaware
                                                  Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge (17)                                Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers,
                                                  (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust), Delaware Service Company,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
James J. Wright (18)                              Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

*Business Address is One Commerce Square, Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------------------------
(1)      PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2)      PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(3)      SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(4)      PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(5)      VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982-August 1999.
(6)      SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(7)      ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(8)      ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(9)      PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(10)     REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA, 1994-1997. STUDENT 1994-1999.
(11)     VICE PRESIDENT/PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(12)     VICE PRESIDENT, State Street Bank, Boston, MA, August 1996-February 2000.
(13)     FINANCIAL ANALYST, Walnut Street Association, Wyomissing, PA, December 1998-June 1999.
(14)     ANALYST, Schneider Capital Management, Wayne, PA, January 1997-January 1999. SENIOR ANALYST, Prudential Insurance Company,
         Newark, NJ, February 1999-May 2000.
(15)     PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July 2000.
(16)     VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(17)     HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management,
         Indianapolis, IN 1999 to 2000.
(18)     MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
------------------------------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter           Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                                  None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                                  None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.             Limited Partner                                  None
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                           President/Chief Executive Officer                Executive Vice President/General
                                                                                               Counsel/Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                               Executive Vice President/Chief Operating         President/Chief Executive Officer/
                                              Officer/Chief Financial Officer                  Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations      None
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations                 None
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting      Senior Vice President/Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director        Senior Vice President/Compliance
                                                                                               Director
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate       Senior Vice President/Corporate
                                              Controller                                       Controller
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources            Senior Vice President/Human Resources
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Product             None
                                              Management
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Senior Vice President/General                    Senior Vice President/Deputy General
                                              Counsel/Secretary                                Counsel/ Secretary
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement        None
                                              Sales
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information          None
                                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &        None
                                              Service Support
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter           Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General                    Vice President/Deputy General
                                              Counsel/Assistant Secretary                      Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                          Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services               None
------------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities         None
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,                  None
                                              Fixed-Income & International
------------------------------------------------------------------------------------------------------------------------------------
Keven S. Lee                                  Vice President/Assistant Controller              None
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                 Vice President/Associate General                 Vice President/Associate General
                                              Counsel/Assistant Secretary                      Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager       None
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General                 Vice President/Associate General
                                              Counsel/Assistant Secretary                      Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Retail e-Business                 None
------------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller              None
------------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                             Vice President/Client Services                   None
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative       None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution              None
                                              Sales-South
------------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

           (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as sub-distributor for all the mutual funds in the Delaware Investments family.

           (b)(2)   Information with respect to each officer or partner of LFD:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD                  Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson*                          Chief Executive Officer                          None
------------------------------------------------------------------------------------------------------------------------------------
Bruce D. Barton**                             Independent Planners & Insurance Head            None
------------------------------------------------------------------------------------------------------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head                 None
------------------------------------------------------------------------------------------------------------------------------------
Charles J. Cavanaugh**                        Vice President Marketing & Communications        None
------------------------------------------------------------------------------------------------------------------------------------
Phillip Holstein****                          Bank Channel Head                                None
------------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge*                           Vice President Business Development &            None
                                              Operations
------------------------------------------------------------------------------------------------------------------------------------
William Lamoin*                               Chief Information Officer (interim)              None
------------------------------------------------------------------------------------------------------------------------------------
Stephen W. Long**                             Wirehouse & Regional Head                        None
------------------------------------------------------------------------------------------------------------------------------------
Karen R. Matheson**                           Chief Financial Officer                          None
------------------------------------------------------------------------------------------------------------------------------------
Charles Schuhmann***                          Sales Vice President                             None
------------------------------------------------------------------------------------------------------------------------------------
Gregory W. Zabel*                             MGA Channel Head                                 None
------------------------------------------------------------------------------------------------------------------------------------

-----------------
   * 350 Church Street, Hartford, CT 06103-1106.
  ** 1818 Market Street, 18th Floor, Philadelphia, PA 19103.
 *** 201 East Sandpointe-Suite 830,
     Santa Ana, CA 92707
**** The Quays, 101-105 Oxford Road, Uxbridge, Middlesex, UB81LU,
     United Kingdom.

           (c)   Inapplicable.

Item 28. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at One Commerce Square, Philadelphia, PA 19103.

Item 29. Management Services.  None.

Item 30. Undertakings.  Not Applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 26th day of March, 2001.

                                       DELAWARE GROUP EQUITY FUNDS V

                                       By:  /s/ Charles E. Haldeman, Jr.
                                            -----------------------------------
                                            Charles E. Haldeman, Jr.
                                            Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                   Title                                           Date
-------------------------------         ----------------------------------------             ----------------------
/s/ David K. Downes                     President/Chief Executive Officer/Chief                 March 26, 2001
-------------------------------         Financial Officer (Principal Executive Officer,
David K. Downes                         Principal Financial Officer and Principal
                                        Accounting Officer) and Trustee

/s/ Charles E. Haldeman, Jr.            Chairman and Trustee                                    March 26, 2001
-------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich          *         Trustee                                                 March 26, 2001
-------------------------------
Walter P. Babich

/s/ John H. Durham            *         Trustee                                                 March 26, 2001
-------------------------------
John H. Durham

/s/ John A. Fry               *         Trustee                                                 March 26, 2001
-------------------------------
John A. Fry

/s/ Anthony D. Knerr          *         Trustee                                                 March 26, 2001
-------------------------------
Anthony D. Knerr

/s/ Ann R. Leven              *         Trustee                                                 March 26, 2001
-------------------------------
Ann R. Leven

/s/ Thomas F. Madison         *         Trustee                                                 March 26, 2001
-------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans          *         Trustee                                                 March 26, 2001
-------------------------------
Janet L. Yeomans

                                                   *By /s/ Charles E. Haldeman, Jr.
                                                       -----------------------------
                                                       Charles E. Haldeman, Jr.
                                                       as Attorney-in-Fact for
                                                       each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.       Exhibit
-----------       -------
EX-99.D           Executed Investment Management Agreement (November 23, 1999)

EX-99.E1iv        Executed Adoption Agreement (November 23, 1999) relating to Distribution Agreement

EX-99.E1v         Form of Financial Intermediary Distribution Agreement (January 1, 2001) for Lincoln Financial Distributors, Inc.

EX-99.E3          Dealer's Agreement

EX-99.G1          Executed Custodian Agreement (May 1, 1996)

EX-99.G2          Executed Amendment (November 20, 1997) to Custodian Agreement

EX-99.G3          Executed Securities Lending Agreement (December 22, 1998)

EX-99.H3          Schedule A to Shareholders Services Agreement (April 20, 2000)

EX-99.H4          Executed Adoption Agreement (November 23, 1999) relating to Shareholders Services Agreement

EX-99.H5vii       Executed Amendment No. 13 (December 18, 1998)

EX-99.J           Consent and Report of Auditors

EX-99.N           Plan under Rule 18f-3

EX-99.P1          Codes of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.

EX-99.P2          Code of Ethics for Lincoln Financial Distributors, Inc.

EX-99.Q           Power of Attorney (January 9, 2001)
